Exhibit T3A.57

[*CERTIFIED TRANSLATION FROM POLISH*]

[*rubber stamp*]: "Notarial Office; Jolanta Monika Niedziela; Magdalena Karczewska-Woźnica; Notaries; Civil Law Partnership; 00-688 Warsaw, 20 E. Plater Street, Suite 8; Tel. +48 (22) 621-13-20; +48 (22) 621-81-31; Tel. +48 (22) 621-03-03; +48 664 786 663; Tel./Fax. +48 (22) 621-84-99"

[*rubber stamp*]: „Certified Extract"

Notary's Register "**Repertorium A" No. 9715/2012**

NOTARIAL DEED

On the fourteenth day of May two thousand and twelve (14.05.2012), in the presence of **Magdalena Karczewska - Woźnica**, notary, with her registered office in Warsaw at 20 Emilii Plater Street, Suite 8, at her Notarial Office, the Extraordinary General Meeting of Shareholders of **"Robledo spółka z ograniczoną odpowiedzialnością" with its registered office in Warsaw** (address: 1 Plac Piłsudskiego, 00-078 Warsaw), entered into the register of companies of the National Court Register under KRS No. 0000403146 (REGON (*business statistical number*): 145908224, NIP (*tax identification number*): 525-252-30-88) which will be hereinafter referred to as the "**Company**", took place.

MINUTES

§ I. The General Meeting was opened by the attorney-in-fact of the sole Shareholder, Ms. Kinga Ziemnicka, who stated that today, at 12:30 p.m., at this Notarial Office, the Extraordinary General Meeting of Shareholders of "Robledo spółka z ograniczoną odpowiedzialnością" with its registered office in Warsaw would take place with the following agenda:

1. Opening of the Extraordinary General Meeting of Shareholders.
2. Statement that the Extraordinary General Meeting of Shareholders is able to adopt binding resolutions.
3. Adoption of the resolution on the amendment to the Articles of Association of the Company.

4. Adoption of the resolution on the adoption of uniform text of the Articles of Association of the Company.
5. Closing the Extraordinary General Meeting of Shareholders.

§ II. Ms. Kinga Ziemnicka, signing the attendance register, stated that she was the attorney-in-fact of a company existing under the laws of The Netherlands, "CHC Holding NL B.V.", with its registered office in Hofddorp (address: Parellaan 9, 2132 WS Hofddorp, the Kingdom of the Netherlands), registered in the Commercial Register in Amsterdam under KvK 34307011, which company, in compliance with the presented current extract from the register of companies of the National Court Register, dated 14 May 2012 and the share sale agreement, on which the authenticity of the signatures of the parties to the agreement was certified at this Notarial Office on 27 April 2012 (Rep. A No. 9582/2012), is the sole shareholder of "Robledo spółka z ograniczoną odpowiedzialnością" with its registered office in Barlinek, holding 100 (one hundred) shares in the share capital of the Company, entitled to cast 100 votes, representing 100% of the share capital of the Company.

Ms. Kinga Ziemnicka stated that she was neither a Member of the Management Board nor the employee of the Company and the substitution power of attorney dated 14 May 2012 granted to her by Ms. Natalia Kobyłka, acting on the basis of the power of attorney dated 23 April 2012 with the right of substitution, granted to her by the company existing under the laws of The Netherlands, "CHC Holding NL B.V." with its registered office in Hofddorp, has not expired and has not been revoked until present.

Ms. Kinga Ziemnicka stated that the sole shareholder was entitled to all the rights of the General Meeting of Shareholders, in consequence of which she abandoned the election of the Chair of the General Meeting.

Moreover, Ms. Kinga Ziemnicka, on behalf of the principal, stated that she raised no objection as to either holding the General Meeting or the placement of individual matters in the agenda, in consequence, the today's General Meeting, even though it has not been formally convened, in accordance with Article 240 and Article 156 of the Code of Commercial Companies, was able to adopt binding resolutions.

§ III. The Extraordinary General Meeting of Shareholders adopted the following resolutions:

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"Resolution No. 1

on the Amendment to the Articles of Association of the Company

The Extraordinary General Meeting of Shareholders amends the Articles of Association of the Company prepared at the Notarial Office of Ms. Danuta Kosim - Kruszewska, notary officiating in Warsaw, dated 19 October 2011 (Rep. A No. 9100/2011), as follows:

1. <u>§2 will read as follows:</u>

"§ 2. Name and Registered Office

1. The Company operates under the name of: **Heli-One (Poland) spółka z ograniczoną odpowiedzialnością.**
2. The Company may use abbreviated name: **Heli-One (Poland) sp. z o.o.** and **Heli-One (Poland) spółka z o. o.**
3. Registered office of the Company will be in Warsaw."

1. <u>§4 will read as follows:</u>

"§ 4. Subject of the Company's Activities

1. The subject of the Company's activities will be any profit generating business activities in Poland and abroad, conducted on own account as well as on agency basis, mainly with respect to direct or indirect provision of the services by providing services in the area of logistics, inspections, maintenance and repair of aircraft, engineering support and technical services to the flight operators, real estate management and related activities, in particular by:
   1) PKD [*Polish Classification of Business Activities*] 30.30. Z – Manufacture of aircraft, spaceships and similar machinery;
   2) PKD 30.99.Z – Manufacture of other transport equipment, not elsewhere classified;
   3) PKD 33.11.Z – Repair and maintenance of metal finished products;
   4) PKD 33.12.Z – Repair and maintenance of machinery;
   5) PKD 33.13.Z – Repair and maintenance of electronic and optical equipment;
   6) PKD 33.14.Z – Repair and maintenance of electrical equipment;
   7) PKD 33.16.Z – Repair and maintenance of aircraft and spaceships;
   8) PKD 33.17.Z – Repair and maintenance of other transport equipment;

9) PKD 33.19.Z – Repair and maintenance of other equipment;
10) PKD 43.21.Z – Electrical installation;
11) PKD 43.29.Z – Other construction installation;
12) PKD 43.31.Z – Plasterwork;
13) PKD 43.32.Z – Joinery installation;
14) PKD 43.33.Z – Floor and wall covering;
15) PKD 43.34.Z – Painting and glazing;
16) PKD 43.39.Z – Other building completion and finishing;
17) PKD 43.91.Z – Roof structures and covering;
18) PKD 43.99.Z – Other specialised construction activities, not elsewhere classified;
19) PKD 46.90.Z – Non-specialised wholesale trade;
20) PKD 47.19.Z – Other retail sale in non-specialised stores;
21) PKD 51.10.Z – Air and passenger transport;
22) PKD 51.21.Z – Cargo air transport;
23) PKD 52.10.A – Warehousing and storage of goods;
24) PKD 52.10.B – Warehousing and storage of other goods;
25) PKD 52.23.Z – Service activities incidental to air transport;
26) PKD 52.24.C – Cargo handling in other handling points;
27) PKD 52.29.C – Activities of other transport agencies;
28) PKD 58.19.Z – Other publishing activities;
29) PKD 58.29.Z – Other software publishing;
30) PKD 62.01.Z – Computer programming activities;
31) PKD 62.03.Z – IT equipment management activities;
32) PKD 63.11.Z – Data processing; hosting and similar activities;
33) PKD 63.99.Z – Other information service activities, not elsewhere classified;
34) PKD 64.20.Z – Activities of financial holdings;
35) PKD 64.91.Z – Financial lease;
36) PKD 64.92.Z – Other forms of credit granting;
37) PKD 64.99.Z - Other financial service activities, not elsewhere classified, except for insurance and retirement pension funds;

38) PKD 66.11.Z – Administration of financial markets;
39) PKD 66.12.Z – Securities and commodity contracts brokerage activities;
40) PKD 66.19.Z – Other activities auxiliary to financial services except for insurance and retirement pension funds;
41) PKD 68.10.Z - Purchase and sale of real estate on own account;
42) PKD 68.20.Z - Rental/lease and management of own or leased real estate;
43) PKD 68.31.Z. – Real estate agencies;
44) PKD 68.32.Z – Real estate management upon order;
45) PKD 70.10.Z - Activities of head offices and holdings, except for financial holdings;
46) PKD 70.21.Z – Public relations and communication activities;
47) PKD 70.22.Z - Other consultancy services in the area of conducting business activities and management;
48) PKD 71.20.Z – Other technical research and analyses;
49) PKD 72.19.Z – Scientific research and development work in the area of other natural and technical sciences;
50) PKD 73.20.Z – Market research and public opinion polls;
51) PKD 74.10.Z – Activities in the area of specialized design;
52) PKD 74.90.Z - Other professional, scientific and technical activities, not elsewhere classified;
53) PKD 77.35.Z – Renting and leasing of air transport;
54) PKD 81.10.Z - Auxiliary activities related with maintenance of order in buildings;
55) PKD 95.11.Z – Repair and maintenance of computer and peripherals;
56) PKD 95.12.Z – Repair and maintenance of (tele)communications equipment;
57) PKD 96.09.Z – Other services, not elsewhere classified.

Within the above scope the Company conducts imports and exports of goods and services.

2. If any of the above mentioned types of activities requires notification, permit,, concession, licence, confirmation, filing, registration or decision in other form

of any relevant government administration authority or the fulfilment of any requirements specified under law, the Company will commence such activities only after having received relevant decision or after having fulfilled relevant requirements.

3. The Company will trade in the territory of the Republic of Poland and abroad.

4. The Company may, to the extent referred to in point 1 above, open and operate in the territory of the Republic of Poland and abroad its branches, divisions and representative offices as well as other organisational units.

5. The Company is authorised to participate in other business units and to establish and join any business organisations operating in the territory of the Republic of Poland and abroad.";

3. <u>§12 Clause 3 will read as follows:</u>

"**3.** The Management Board will consist of one to five individuals appointed and dismissed by the General Meeting of Shareholders while the members of the first Management Board will be appointed by the sole Shareholder of the Company. Members of the Management Board are appointed for a joint three-year term of office and the mandate of the Management Board member appointed before the end of the given term of office of the Management Board expires concurrently with the expiry of the mandates of the other members of the Management Board. The Management Board members may be re-appointed.";

4. <u>§12 Clause 6 will read as follows:</u>

"**6.** The Company will be represented by two members of the Management Board acting jointly or by one member of the Management Board acting jointly with the holder of commercial power of attorney (*prokurent*). In case the Management Board consists of one member, the Company may be represented by one member of the Management Board acting individually.";

5. in §12 after Clause 7, Clause 8 is added and will read as follows:

"**8.** Members of the Management Board may, in compliance with the representation rules, referred to in Clause 6 above, run the Company affairs without prior resolution of the Management Board, including matters going beyond ordinary activities of the Company and matters the dealing with which

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will be opposed by the other member or members of the Management Board. In consequence, the application of Article 208 § 3 and 4 of the Code of Commercial Companies will be excluded." "

- after voting, Ms. Kinga Ziemnicka stated that Resolution No. 1 was adopted unanimously.

"Resolution No. 2

on the Adoption of Uniform Text of the Articles of Association of the Company

The Extraordinary General Meeting of Shareholders adopts uniform text of the Articles of Association of the Company as follows:

"ARTICLES OF ASSOCIATION

OF A LIMITED LIABILITY COMPANY

§ 1.

Establishment of the Company

The Appearing Persons, on behalf of the represented company, declare that they hereby establish a limited liability company, hereinafter the "**Company**".

§ 2.

Name and Registered Office

1. The Company operates under the name of: **Heli-One (Poland) spółka z ograniczoną odpowiedzialnością.**
2. The Company may use abbreviated name: **Heli-One (Poland) sp. z o.o.** and **Heli-One (Poland) spółka z o. o.**
3. Registered office of the Company will be in Warsaw.

§ 3.

Duration of the Company

The Company is established for unlimited time.

§ 4.

Subject of the Company's Activities

1. The subject of the Company's activities will be any profit generating business activities in Poland and abroad, conducted on own account as well as on agency basis, mainly with respect to direct or indirect provision of the services by providing services in the area of logistics, inspections, maintenance and repair

of aircraft, engineering support and technical services to the flight operators, real estate management and related activities, in particular by:

1) PKD [*Polish Classification of Business Activities*] 30.30. Z – Manufacture of aircraft, spaceships and similar machinery;
2) PKD 30.99.Z – Manufacture of other transport equipment, not elsewhere classified;
3) PKD 33.11.Z – Repair and maintenance of metal finished products;
4) PKD 33.12.Z – Repair and maintenance of machinery;
5) PKD 33.13.Z – Repair and maintenance of electronic and optical equipment;
6) PKD 33.14.Z – Repair and maintenance of electrical equipment;
7) PKD 33.16.Z – Repair and maintenance of aircraft and spaceships;
8) PKD 33.17.Z – Repair and maintenance of other transport equipment;
9) PKD 33.19.Z – Repair and maintenance of other equipment;
10) PKD 43.21.Z – Electrical installation;
11) PKD 43.29.Z – Other construction installation;
12) PKD 43.31.Z – Plasterwork;
13) PKD 43.32.Z – Joinery installation;
14) PKD 43.33.Z – Floor and wall covering;
15) PKD 43.34.Z – Painting and glazing;
16) PKD 43.39.Z – Other building completion and finishing;
17) PKD 43.91.Z – Roof structures and covering;
18) PKD 43.99.Z – Other specialised construction activities, not elsewhere classified;
19) PKD 46.90.Z – Non-specialised wholesale trade;
20) PKD 47.19.Z – Other retail sale in non-specialised stores;
21) PKD 51.10.Z – Air and passenger transport;
22) PKD 51.21.Z – Cargo air transport;
23) PKD 52.10.A – Warehousing and storage of goods;
24) PKD 52.10.B – Warehousing and storage of other goods;
25) PKD 52.23.Z – Service activities incidental to air transport;
26) PKD 52.24.C – Cargo handling in other handling points;

27) PKD 52.29.C – Activities of other transport agencies;
28) PKD 58.19.Z – Other publishing activities;
29) PKD 58.29.Z – Other software publishing;
30) PKD 62.01.Z – Computer programming activities;
31) PKD 62.03.Z – IT equipment management activities;
32) PKD 63.11.Z – Data processing; hosting and similar activities;
33) PKD 63.99.Z – Other information service activities, not elsewhere classified;
34) PKD 64.20.Z – Activities of financial holdings;
35) PKD 64.91.Z – Financial lease;
36) PKD 64.92.Z – Other forms of credit granting;
37) PKD 64.99.Z - Other financial service activities, not elsewhere classified, except for insurance and retirement pension funds;
38) PKD 66.11.Z – Administration of financial markets;
39) PKD 66.12.Z – Securities and commodity contracts brokerage activities;
40) PKD 66.19.Z – Other activities auxiliary to financial services except for insurance and retirement pension funds;
41) PKD 68.10.Z - Purchase and sale of real estate on own account;
42) PKD 68.20.Z - Rental/lease and management of own or leased real estate;
43) PKD 68.31.Z. – Real estate agencies;
44) PKD 68.32.Z – Real estate management upon order;
45) PKD 70.10.Z - Activities of head offices and holdings, except for financial holdings;
46) PKD 70.21.Z – Public relations and communication activities;
47) PKD 70.22.Z - Other consultancy services in the area of conducting business activities and management;
48) PKD 71.20.Z – Other technical research and analyses;
49) PKD 72.19.Z – Scientific research and development work in the area of other natural and technical sciences;
50) PKD 73.20.Z – Market research and public opinion polls;
51) PKD 74.10.Z – Activities in the area of specialized design;

52) PKD 74.90.Z - Other professional, scientific and technical activities, not elsewhere classified;
53) PKD 77.35.Z – Renting and leasing of air transport;
54) PKD 81.10.Z - Auxiliary activities related with maintenance of order in buildings;
55) PKD 95.11.Z – Repair and maintenance of computer and peripherals;
56) PKD 95.12.Z – Repair and maintenance of (tele)communications equipment;
57) PKD 96.09.Z – Other services, not elsewhere classified.

Within the above scope the Company conducts imports and exports of goods and services.

2. If any of the above mentioned types of activities requires notification, permit, , concession, license, , confirmation, filing, registration or decision in other form of any relevant government administration authority or the fulfilment of any requirements specified under law, the Company will commence such activities only after having received relevant decision or after having fulfilled relevant requirements.
3. The Company will trade in the territory of the Republic of Poland and abroad.
4. The Company may, to the extent referred to in point 1 above, open and operate in the territory of the Republic of Poland and abroad its branches, divisions and representative offices as well as other organisational units.
5. The Company is authorised to participate in other business units and to establish and join any business organisations operating in the territory of the Republic of Poland and abroad.

§ 5.

Share Capital

1. The Company share capital amounts to PLN 5.000 (five thousand zlotys) and is divided into 100 (one hundred) equal and indivisible shares having the nominal value of PLN 50 (fifty zlotys) each.
2. The Shareholders may hold more than one share. Each share gives the right to one vote at the General Meeting of Shareholders.

3. The share capital was entirely covered in cash and all the shares, namely 100 (one hundred) shares with the nominal value of PLN 50 (fifty zlotys) each, with the aggregate nominal value of PLN 5,000 (five thousand zlotys), were subscribed by TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw.
4. The share capital of the Company may be increased both by the increase of the nominal value of the existing shares as well as by issuing new shares.
5. The newly issued shares may be covered by cash and in kind contributions.
6. The Shareholders may, by way of adopting resolution on the amendment to the Articles of Association, increase the share capital, allocating for that purpose the funds from the supplemental capital or reserve capitals (funds) created from the Company profit (*increase of the share capital from the Company funds*). In such a case, the Shareholders will be entitled to the new shares in a proportion to their existing shares and the shares do not have to be subscribed for.
7. The increase of the share capital should be based on the relevant resolution of the General Meeting of Shareholders.
8. The increase of the share capital up to PLN 15,000.000 (fifteen million zlotys) based on the resolution of the Shareholders adopted until 31 (thirty first) December 2020 (two thousand twenty) may take place without an amendment to the Articles of Association.

§ 6.

Loans and Additional Payments

1. The Company may borrow loans from its Shareholders.
2. The General Meeting of Shareholders may impose an obligation on the Shareholders to make additional payments to the Company up to the aggregate amount not exceeding a thousandfold (1000) of the value of the shares as at the date of the resolution on the additional payments.
3. The amount and time-limits of making additional payments will be each time specified by the resolution of the General Meeting of Shareholders.
4. The principles and time-limit of the reimbursement of the additional payments will be specified by the resolution of the General Meeting of Shareholders adopted in compliance with the Code of Commercial Companies.

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§ 7.

Cancellation of Shares

1. The shares in the share capital of the Company may be cancelled from the share capital or from net profit without decreasing the share capital. The Company may acquire its own shares for the purpose of their cancellation.
2. The General Meeting of the Shareholders in the form of relevant resolution will decide about the cancellation of shares.
3. Upon the Shareholder's consent the cancellation of the share may take place without a compensation.

§ 8.

Profit Distribution

1. The Company net profit may be, in whole or in part, excluded from distribution between the Shareholders and may be allocated to the purposes specified in the resolution of the General Meeting of Shareholders.
2. The General Meeting of Shareholders is entitled to create and close down the reserve capitals (funds).
3. The General Meeting of Shareholders is entitled to make decisions with respect to the supplementation of the reserve capitals (funds).
4. The Management Board is entitled to pay advance payments to the Shareholders on account of the anticipated dividend for the financial year if the Company has sufficient funds for the payment.
5. The Company may pay out the advance payment on account of the anticipated dividend if its approved financial statements for the previous financial year demonstrate profit. The advance payment may constitute, at the most, half of the profit generated since the end of the previous financial year, increased by the reserve capitals established from profit which may be managed by the Management Board for the purpose of making the advance payments and decreased by uncovered losses and own shares.

§ 9.

Company Governing Bodies

The Company's governing bodies are as follows: General Meeting of Shareholders and the Management Board.

§ 10.

General Meeting of Shareholders

1. The General Meetings of Shareholders are held at the registered office of the Company or, upon the written consent of all the Shareholders, in other places in the territory of the Republic of Poland.
2. There may be an Ordinary and Extraordinary General Meeting of Shareholders.
3. The Ordinary General Meeting of Shareholders is convened by the Management Board and it should take place within six months after the end of each financial year.
4. The Extraordinary General Meeting of Shareholders is convened by the Management Board upon its own initiative or upon the request of the Shareholders who hold at least 10% of the shares in the share capital.
5. The General Meeting of Shareholders should be convened by the registered letters or courier service, upon written acknowledgement of receipt, stating the reasons of convening the Meeting and the proposed agenda, at least 14 (fourteen) days prior to the date of the General Meeting of Shareholders. Instead of the registered letter or a package sent by courier service, the notification may be sent to the Shareholder by electronic mail, if it has agreed to that in advance in writing, stating the address to which the notification should be sent.
6. The following matters require the resolution of the General Meeting of Shareholders or the resolution of the Shareholders without holding the General Meeting of Shareholders, in the cases permitted by law:
    a) amendment to the Articles of Association, merger, division and transformation of the Company;
    b) examination and approval of the Management Board's report from the Company's activities, financial statements for the previous financial year and approval of the actions of the Management Board members performed in the fulfilment of their duties during the financial year;

c) distribution of profit, retaining the profit in the Company and covering for losses;

d) making decisions regarding the claims for the reparation of damages caused upon the Company establishment, management or supervision;

e) sale and lease of the Company enterprise or its organised part and establishment of the limited property right thereon;

f) increase or decrease of the share capital;

g) creation, supplementation, closing down of the reserve capitals (funds);

h) appointment and dismissal of the auditor for the audit of the financial statements;

i) appointment and dismissal of the members of the Management Board and setting their remuneration;

j) appointment and dismissal of attorney-in-fact to represent the Company in contracts and disputes between the Company and members of its Management Board;

k) making additional payments and their reimbursement;

l) decisions concerning share cancellation and the terms and conditions of such cancellation;

m) dissolution or liquidation of the Company or transferring its registered office abroad,

n) before the lapse of two years from the date of the Company registration, entry into the agreement for the acquisition of the real estate for the Company or the share in the real estate or the fixed assets for the price in excess of one fourth of the share capital, however, not less than PLN 50,000 (fifty thousand zlotys);

o) any other matters reserved hereunder or under applicable law to the competencies of the General Meeting of Shareholders.

7. The following matters will not require the resolution of the General Meeting of Shareholders:

a) disposal of the right or assumption of the obligation to make the performance which exceeds the share capital by twofold, in consequence of which the provisions of Article 230 of the Code of Commercial

Companies will be excluded, except for the situation referred to in letter n) Clause 6 of this §;

b) acquisition and sale of the real estate, perpetual usufruct or the share in the real estate or perpetual usufruct, in consequence of which the provisions of Article 228.4 of the Code of Commercial Companies is excluded, except for [...].

§ 11.

Adoption of Resolutions

1. The General Meeting of Shareholders is able to adopt binding resolutions if all the Shareholders were properly notified and at least 50% of the share capital of the Company is represented at the General Meeting.
2. Unless the Code of Commercial Companies provides for more severe conditions, the resolutions of the General Meeting of Shareholders are adopted by the absolute majority of the votes cast.
3. In case the entire share capital of the Company is represented at the General Meeting of Shareholders, the General Meeting will be entitled to adopt binding resolutions also when it was not formally convened unless the individuals present at the General Meeting raise an objection as to the holding thereof or as to the placement of individual matters on the agenda.
4. The resolutions of the Shareholders may be adopted without holding the General Meeting, in a situation where all the Shareholders express the consent in writing for the decision to be made or for the written vote, unless the Code of Commercial Companies provides otherwise.

§ 12.

Management Board

1. The Management Board runs the Company's affairs and represents the Company towards external parties.
2. The right of the Management Board member to run the affairs of the Company and to represent it applies to all court and out-of-court actions of the Company.
3. The Management Board will consist of one to five individuals appointed and dismissed by the General Meeting of Shareholders while the members of the first Management Board will be appointed by the sole Shareholder of the

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Company. Members of the Management Board are appointed for a joint three-year term of office and the mandate of the Management Board member appointed before the end of the given term of office of the Management Board expires concurrently with the expiry of the mandates of the other members of the Management Board. The Management Board members may be re-appointed.

4. The General Meeting of Shareholders decides each time about the number of the persons making up the Management Board in the resolution. The General Meeting of Shareholders may identify in its resolution the Management Board member who will perform the function of the President of the Management Board.
5. The General Meeting of Shareholders is entitled to dismiss or suspend each member of the Management Board at any time.
6. The Company will be represented by two members of the Management Board acting jointly or by one member of the Management Board acting jointly with the holder of commercial power of attorney (*prokurent*). In case the Management Board consists of one member, the Company may be represented by one member of the Management Board acting individually.
7. The Management Board may adopt resolutions also without holding the meeting, by circulation of documents.
8. Members of the Management Board may, in compliance with the representation rules, referred to in Clause 6 above, run the Company affairs without prior resolution of the Management Board, including matters going beyond ordinary activities of the Company and matters the dealing with which will be opposed by the other member or members of the Management Board. In consequence, the application of Article 208 § 3 and 4 of the Code of Commercial Companies will be excluded.

§ 13.

Company Accounting

1. Registers, commercial books and the Company records will be kept in accordance with all the principles and regulations applicable in Poland and in compliance with the requirements of the professional art.

2. Financial year of the Company equals the calendar year.

3. The first financial year of the Company ends on 31 (thirty first) December 2012 (two thousand twelve).

4. Each year, at the latest within three months of the end of the financial year, the Management Board prepares annual financial statements which should be signed by all the Management Board members. The lack of any of such signatures should be justified.

§ 14.

Liquidation, Miscellaneous

1. The dissolution of the Company will take place after liquidation proceedings.

2. During the Company liquidation the liquidation process is conducted by the liquidator. Unless the resolution of the General Meeting of Shareholders provides otherwise, the liquidators of the Company will be the members of the Management Board.

3. The distribution of profit left after satisfying or securing the creditors between the Shareholders will be made in proportion to their shares.

4. The provisions of the Code of Commercial Companies will apply to matters not provided for hereunder." "

- after voting, Ms. Kinga Ziemnicka stated that Resolution No. 21 was adopted unanimously.

§ IV. As the agenda was exhausted, Ms. Kinga Ziemnicka closed the Extraordinary General Meeting of Shareholders.

§ V. Costs of this deed will be covered by the Company.

§ VI. Attendance register, copy of the substitution power of attorney and copy of the presented current extract from the register of companies of the National Court Register regarding the Company dated 14 May 2012 were enclosed with this deed.

§ VII. Certified copies of this deed will be issued to the Company and the Shareholder.

§ VIII. The following fees were charged:

1. as notarial fee /§ 9 Clause 1 Point 1 of the Ordinance dated 28 June 2004, Journal of Laws No. 148 item 1564, as amended/ PLN 750;

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2. as tax on goods and services at 23% /Article 41 Clause 1 in connection with Article 146a Point 1 of the Act on Tax on Goods and Services dated 11 March 2004, Journal of Laws No. 54, item 535, as amended/ PLN 172.50

In aggregate PLN 922.50 was charged

The identity of Ms. Kinga Izabela Ziemnicka, the daughter of Maria and Henryk, Common Electronic System of Population Register (PESEL): 75100407587, domiciled in Warsaw (02-495) at 29 Dzieci Warszawy Street, Apt. 51, was established by the notary based on the presented personal identity card AGY 019190 valid until 9 September 2015.

This deed was read, accepted and signed.

Relevant signatures of the appearing person and the notary to be found on the original.

Jolanta Monika Niedziela, notary officiating in Warsaw

Magdalena Karczewska – Woźnica, notary officiating in Warsaw

THIS CERTIFIED COPY was issued to the Company.

Charged **as notarial fee** /§ 12 of the Ordinance dated 28 June 2004 (Journal of Laws No. 148 item 1564, as amended) PLN **114**, and **as tax on goods and services** /according to Article 41 Clause 1 in connection with Article 146a Point 1 of the Act on Tax on Goods and Services dated 11 March 2004 (Journal of Laws No. 54 item 535, as amended)/ PLN **26.22**

Registered under notary's register "Rep. A" No. 9717/2012. Dated 14 May 2012

[*seal with Polish emblem inside and inscription around it*]: "MAGDALENA KARCZEWSKA - WOŹNICA; NOTARY IN WARSAW; 1"

[*the same round seal is impressed on the page binding throughout the document and on the sticker which sticks the cord with which the document is bound to the last page, with illegible signature*]

[*oblong stamp*]: "Magdalena Karczewska-Woźnica, Notary" /-/ [*illegible signature*]

ANNA GOŁĘBIOWSKA-ZWONIARSKA TŁUMACZ PRZYSIĘGŁY JĘZYKA ANGIELSKIEGO NR TP/2015/05

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

I, the undersigned, Anna Gołębiowska-Zwoniarska, sworn translator of English, entered on the list of sworn translators kept by the Minister of Justice under no. TP/2015/05, do hereby certify that to the best of my knowledge and belief the above is true and complete translation of the original certified copy of the document in Polish. Warsaw, **12.06.2012** Reg. ***104/12***

ANNA GOŁĘBIOWSKA-ZWONIARSKA TŁUMACZ PRZYSIĘGŁY JĘZYKA ANGIELSKIEGO NR TP/2015/05

Mgr ANNA GOŁĘBIOWSKA-ZWONIARSKA
Tłumacz przysięgły j. angielskiego
Wpisana na listę Ministra Sprawiedliwości
ul. Rolnicza 93, 05-092 Łomianki
tel./fax 845 07 82

Kancelaria Notarialna
Jolanta Monika Niedziela
Magdalena Karczewska-Woźnica
Notariusze Spółka Cywilna
00-688 Warszawa, ul. E. Plater 20 lok. 8
tel. +48(22) 621-18-20, +48(22) 621-81-81
tel. +48(22) 621-08-08, +48 664 786 668
tel./fax +48(22) 621-84-99

Wypis

Repertorium A nr 9715 / 2012

AKT NOTARIALNY

Dnia czternastego maja ---
roku dwa tysiące dwunastego (14-05-2012) ---
w obecności notariusza **Magdaleny Karczewskiej – Woźnica,** mającej siedzibę w Warszawie przy ulicy Emilii Plater nr 20 lok. 8, w jej Kancelarii, odbyło się Nadzwyczajne Zgromadzenie Wspólników Spółki pod firmą: **„Robledo spółka z ograniczoną odpowiedzialnością" z siedzibą w Warszawie** (adres: Plac Piłsudskiego nr 1, 00-078 Warszawa), wpisanej do rejestru przedsiębiorców Krajowego Rejestru Sądowego pod numerem KRS 0000403146 (REGON 145908224, NIP 525-252-30-88), która zwana będzie dalej także **„Spółką"**. --

P R O T O K Ó Ł

§ I. Zgromadzenie otworzyła pełnomocnik jedynego Wspólnika – Pani Kinga Ziemnicka, która oświadczyła, że w dniu dzisiejszym, o godzinie 12^{30}, w tutejszej Kancelarii, odbędzie się Nadzwyczajne Zgromadzenie Wspólników Spółki pod firmą: „Robledo spółka z ograniczoną odpowiedzialnością" z siedzibą w Barlinku, z następującym porządkiem obrad: ---------------------------------------

1. Otwarcie Nadzwyczajnego Zgromadzenia Wspólników.--------------------------------
2. Stwierdzenie zdolności Nadzwyczajnego Zgromadzenia Wspólników do podjęcia wiążących uchwał. ---
3. Podjęcie uchwały w sprawie zmiany aktu założycielskiego Spółki. ------------------
4. Podjęcie uchwały w sprawie przyjęcia tekstu jednolitego aktu założycielskiego Spółki.---
5. Zamknięcie Nadzwyczajnego Zgromadzenia Wspólników. ----------------------------

§ II. Pani Kinga Ziemnicka – podpisując listę obecności – stwierdziła, że jest pełnomocnikiem spółki prawa niderlandzkiego pod firmą: „CHC Holding NL B.V." z siedzibą w Hoofddorp (adres: Parellaan 9, 2132 WS Hofddorp, Królestwo Niderlandów), wpisanej do Rejestru Handlowego w Amsterdamie pod numerem KvK 34307011, która to spółka – stosownie do okazanego odpisu aktualnego z rejestru przedsiębiorców Krajowego Rejestru Sądowego z dnia 14 maja 2012 roku oraz umowy sprzedaży udziałów, na której własnoręczność podpisów stron tej umowy została poświadczona w tutejszej Kancelarii dnia 27 kwietnia 2012 roku (rep. A nr 9582/2012) – jest jedynym wspólnikiem Spółki pod firmą „Robledo spółka z ograniczoną odpowiedzialnością" z siedzibą w Barlinku, posiadającym 100 (sto) udziałów w kapitale zakładowym Spółki, uprawnionym do oddania 100 głosów, reprezentującym 100% kapitału zakładowego Spółki. --

Pani Kinga Ziemnicka oświadczyła, że nie jest Członkiem Zarządu ani pracownikiem Spółki, zaś udzielone jej przez Panią Natalię Kobyłka – działającą na podstawie pełnomocnictwa z dnia 23 kwietnia 2012 roku z prawem substytucji, udzielonego jej przez spółkę prawa niderlandzkiego pod firmą: „CHC Holding NL B.V." z siedzibą w Hoofddorp – pełnomocnictwo substytucyjne z dnia 14 maja 2012 roku, do chwili obecnej nie wygasło, ani nie zostało odwołane.--

Pani Kinga Ziemnicka stwierdziła, że jedynemu wspólnikowi przysługują wszelkie uprawnienia Zgromadzenia Wspólników, wobec czego zaniechała wyboru Przewodniczącego Zgromadzenia. ---

Nadto Pani Kinga Ziemnicka – w imieniu mocodawcy – oświadczyła, że nie wnosi sprzeciwu co do odbycia Zgromadzenia, ani co do postawienia poszczególnych spraw na porządku obrad, wobec czego dzisiejsze Zgromadzenie, pomimo braku formalnego zwołania – stosownie do art.240 i art.156 Kodeksu spółek handlowych – zdolne jest do podjęcia wiążących uchwał. ---

§ III. Nadzwyczajne Zgromadzenie Wspólników podjęło następujące uchwały: --

„Uchwała nr 1

w sprawie zmiany Aktu Założycielskiego Spółki

Nadzwyczajne Zgromadzenie Wspólników dokonuje zmiany Aktu Założycielskiego Spółki sporządzonego w Kancelarii Pani Danuty Kosim-Kruszewskiej – Notariusza w Warszawie ~~dnia 19~~ października 2011 roku (rep. A nr 9100/2011), w ten sposób, że : -

1. <u>§2 otrzymuje następujące brzmienie:</u> --

„§ 2. Firma i siedziba

1. Spółka działa pod firmą **Heli-One (Poland) spółka z ograniczoną odpowiedzialnością.**---
2. Spółka może używać skrótu firmy: **Heli-One (Poland) sp. z o.o.** oraz **Heli-One (Poland) spółka z o.o.** ---
3. Siedzibą Spółki jest m.st. Warszawa.”;---

2. <u>§ 4 otrzymuje następujące brzmienie:</u>--

„§ 4. Przedmiot działalności Spółki

1. Przedmiotem działalności Spółki jest wszelka zorientowana na zysk działalność gospodarcza w Polsce i za granicą, prowadzona na własny rachunek i w pośrednictwie, głównie w zakresie bezpośredniego lub pośredniego świadczenia usług poprzez świadczenie usług logistycznych, przeglądów, konserwacji i napraw samolotów, wsparcia inżynieryjnego oraz usług technicznych operatorom lotów, zarządzania nieruchomościami oraz działalności powiązanych, w szczególności poprzez: ---
   1) PKD 30.30.Z – Produkcja statków powietrznych, statków kosmicznych i podobnych maszyn; ---
   2) PKD 30.99.Z – Produkcja pozostałego sprzętu transportowego, gdzie indziej nieskalsyfikowana; ---
   3) PKD 33.11.Z – Naprawa i konserwacja metalowych wyrobów gotowych; ---
   4) PKD 33.12.Z – Naprawa i konserwacja maszyn; --------------------------
   5) PKD 33.13.Z – Naprawa i konserwacja urządzeń elektronicznych i optycznych; --
   6) PKD 33.14.Z – Naprawa i konserwacja urządzeń elektrycznych; ---------

7) PKD 33.16.Z – Naprawa i konserwacja statków powietrznych i statków kosmicznych; --
8) PKD 33.17.Z – Naprawa i konserwacja pozostałego sprzętu transportowego; --
9) PKD 33.19.Z – Naprawa i konserwacja pozostałego sprzętu i wyposażenia; ---
10) PKD 43.21.Z - Wykonywanie instalacji elektrycznych; -------------------
11) PKD 43.29.Z - Wykonywanie pozostałych instalacji budowlanych; ------
12) PKD 43.31.Z - Tynkowanie; ---
13) PKD 43.32.Z - Zakładanie stolarki budowlanej; ---------------------------
14) PKD 43.33.Z - Posadzkarstwo; tapetowanie i oblicowywanie ścian; -----
15) PKD 43.34.Z - Malowanie i szklenie; --------------------------------------
16) PKD 43.39.Z - Wykonywanie pozostałych robót budowlanych wykończeniowych; --
17) PKD 43.91.Z - Wykonywanie konstrukcji i pokryć dachowych; ---------
18) PKD 43.99.Z - Pozostałe specjalistyczne roboty budowlane, gdzie indziej niesklasyfikowane; --
19) PKD 46.90.Z - Sprzedaż hurtowa niewyspecjalizowana;-------------------
20) PKD 47.19.Z - Pozostała sprzedaż detaliczna prowadzona w niewyspecjalizowanych sklepach;---
21) PKD 51.10.Z – Transport lotniczy i pasażerski; -----------------------------
22) PKD 51.21.Z – Transport lotniczy towarów; --------------------------------
23) PKD 52.10.A – Magazynowanie i przechowywanie towarów; -----------
24) PKD 52.10.B – Magazynowanie i przechowywanie pozostałych towarów; ---
25) PKD 52.23.Z – Działalność usługowa wspomagająca transport lotniczy;
26) PKD 52.24.C – Przeładunek towarów w pozostałych punktach przeładunkowych; ---
27) PKD 52.29.C – Działalność pozostałych agencji transportowych; --------
28) PKD 58.19 Z - Pozostała działalność wydawnicza; ------------------------

29) PKD 58.29 Z - Działalność wydawnicza w zakresie pozostałego oprogramowania; ---

30) PKD 62.01 Z - Działalność związana z oprogramowaniem; ---------------

31) PKD 62.03.Z - Działalność związana z zarządzaniem urządzeniami informatycznymi; ---

32) PKD 63.11.Z - Przetwarzanie danych; zarządzanie stronami internetowymi (hosting) i podobna działalność; ---------------------------------------

33) PKD 63.99.Z - Pozostała działalność usługowa w zakresie informacji, gdzie indziej niesklasyfikowana; --

34) PKD 64.20.Z - Działalność holdingów finansowych; -----------------------

35) PKD 64.91.Z - Leasing finansowy; ---

36) PKD 64.92.Z - Pozostałe formy udzielania kredytów; ---------------------

37) PKD 64.99.Z - Pozostała finansowa działalność usługowa, gdzie indziej niesklasyfikowana, z wyłączeniem ubezpieczeń i funduszów emerytalnych; ---

38) PKD 66.11.Z - Zarządzanie rynkami finansowymi; ------------------------

39) PKD 66.12.Z - Działalność maklerska związana z rynkiem papierów wartościowych i towarów giełdowych; ---------------------------------------

40) PKD 66.19.Z - Pozostała działalność wspomagająca usługi finansowe, z wyłączeniem ubezpieczeń i funduszów emerytalnych; --------------------

41) PKD 68.10.Z - Kupno i sprzedaż nieruchomości na własny rachunek; ---

42) PKD 68.20.Z - Wynajem i zarządzanie nieruchomościami własnymi lub dzierżawionymi; ---

43) PKD 68.31.Z - Pośrednictwo w obrocie nieruchomościami; --------------

44) PKD 68.32.Z - Zarządzanie nieruchomościami wykonywane na zlecenie; ---

45) PKD 70.10.Z - Działalność firm centralnych (head offices) i holdingów, z wyłączeniem holdingów finansowych; -------------------------------------

46) PKD 70.21.Z - Stosunki międzyludzkie (public relations) i komunikacja; ---

47) PKD 70.22.Z - Pozostałe doradztwo w zakresie prowadzenia działalności gospodarczej i zarządzania; ---
48) PKD 71.20.B - Pozostałe badania i analizy techniczne; --------------------
49) PKD 72.19.Z - Badania naukowe i prace rozwojowe w dziedzinie pozostałych nauk przyrodniczych i technicznych; -------------------------------
50) PKD 73.20.Z - Badanie rynku i opinii publicznej; -------------------------
51) PKD 74.10.Z – Działalność w zakresie specjalistycznego projektowania;
52) PKD 74.90.Z - Pozostała działalność profesjonalna, naukowa i techniczna, gdzie indziej niesklasyfikowana; -------------------------------------
53) PKD 77.35.Z – Wynajem i dzierżawa środków transportu lotniczego; ---
54) PKD 81.10.Z - Działalność pomocnicza związana z utrzymaniem porządku w budynkach; ---
55) PKD 95.11.Z – Naprawa i konserwacja komputerów i urządzeń peryferyjnych; --
56) PKD 95.12.Z – Naprawa i konserwacja sprzętu (tele)komunikacyjnego;
57) PKD 96.09.Z – Pozostała działalność usługowa, gdzie indziej niesklasyfikowana. ---

W powyższym zakresie Spółka prowadzi import i eksport towarów i usług. --

2. W przypadku, gdy którykolwiek z powyższych rodzajów działalności będzie wymagał zawiadomienia, zgody, koncesji, licencji, potwierdzenia, wpisu, rejestracji lub decyzji w innej formie właściwego organu administracji państwowej, lub też spełnienia jakichkolwiek wymagań określonych przez prawo, Spółka podejmie taką działalność tylko po uzyskaniu takiej decyzji lub po spełnieniu odpowiednich wymagań.---
3. Spółka działa na terytorium Rzeczypospolitej Polskiej oraz za granicą. --------
4. Spółka może, w zakresie wspomnianym w punkcie 1 powyżej, otwierać i prowadzić na terytorium Rzeczypospolitej Polskiej oraz za granicą swoje filie, oddziały i przedstawicielstwa oraz inne jednostki organizacyjne.------------
5. Spółka jest uprawniona do uczestniczenia w innych jednostkach gospodarczych oraz do tworzenia i przystępowania do wszelkich organizacji gospo-

darczych działających na terytorium Rzeczypospolitej Polskiej oraz za granicą.”; --

3. **w §12 ust.3 otrzymuje następujące brzmienie:** ------------------------------------

„3. Zarząd składa się z jednej do pięciu osób powoływanych i odwoływanych przez Zgromadzenie Wspólników, przy czym członków pierwszego Zarządu powołuje jedyny wspólnik Spółki. Członkowie Zarządu będą powoływani na trzyletnią łączną kadencję, zaś mandat członka Zarządu powołanego przed upływem danej kadencji Zarządu wygasa równocześnie z wygaśnięciem mandatów pozostałych członków Zarządu. Członkowie Zarządu mogą być ponownie wybierani na kolejne kadencje.” ; --

4. **w §12 ust.6 otrzymuje następujące brzmienie:** --

„**6.** Spółka będzie reprezentowana przez dwóch członków Zarządu działających łącznie lub przez jednego członka Zarządu działającego łącznie z prokurentem. W przypadku, gdy Zarząd jest jednoosobowy, Spółka może być reprezentowana przez jednego członka Zarządu działającego samodzielnie.”;-------------------

5. **w §12 po ust.7 dodaje się ust.8 w następującym brzmieniu:** -----------------------

„**8.** Członkowie Zarządu mogą, zgodnie z zasadami reprezentacji wskazanymi w punkcie 6 powyżej, prowadzić sprawy Spółki bez uprzedniej uchwały Zarządu, włączając w to sprawy przekraczające zakres zwykłych czynności Spółki oraz sprawy których przeprowadzeniu sprzeciwi się inny członek lub członkowie Zarządu. W związku z powyższym wyłącza się stosowanie postanowień art.208 §3 oraz 4 Kodeksu spółek handlowych.”.” ----------------------------------

– po przeprowadzeniu głosowania, Pani Kinga Ziemnicka stwierdziła, że Uchwała nr 1 została podjęta jednogłośnie.------------------------------------

„Uchwała nr 2

w sprawie przyjęcia tekstu jednolitego Aktu Założycielskiego Spółki

Nadzwyczajne Zgromadzenie Wspólników Spółki przyjmuje tekst jednolity Aktu Założycielskiego Spółki w następującym brzmieniu: -------------------------

„AKT ZAŁOŻYCIELSKI

SPÓŁKI Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ

§ 1.

Zawiązanie Spółki

Stawający w imieniu reprezentowanej spółki zawiązują spółkę z ograniczoną odpowiedzialnością, zwaną dalej „**Spółką**”.---

§ 2.

Firma i siedziba

1. Spółka działa pod firmą **Heli-One (Poland) spółka z ograniczoną odpowiedzialnością**.--
2. Spółka może używać skrótu firmy: **Heli-One (Poland) sp. z o.o.** oraz **Heli-One (Poland) spółka z o.o.**---
3. Siedzibą Spółki jest m.st. Warszawa.---

§ 3.

Czas trwania Spółki

Czas trwania Spółki jest nieoznaczony. ---

§ 4.

Przedmiot działalności Spółki

1. Przedmiotem działalności Spółki jest wszelka zorientowana na zysk działalność gospodarcza w Polsce i za granicą, prowadzona na własny rachunek i w pośrednictwie, głównie w zakresie bezpośredniego lub pośredniego świadczenia usług poprzez świadczenie usług logistycznych, przeglądów, konserwacji i napraw samolotów, wsparcia inżynieryjnego oraz usług technicznych operatorom lotów, zarządzania nieruchomościami oraz działalności powiązanych, w szczególności poprzez:
    1) PKD 30.30.Z – Produkcja statków powietrznych, statków kosmicznych i podobnych maszyn; --
    2) PKD 30.99.Z – Produkcja pozostałego sprzętu transportowego, gdzie indziej nieskalsyfikowana; --
    3) PKD 33.11.Z – Naprawa i konserwacja metalowych wyrobów gotowych; -----
    4) PKD 33.12.Z – Naprawa i konserwacja maszyn; ------------------------------
    5) PKD 33.13.Z – Naprawa i konserwacja urządzeń elektronicznych i optycznych; ---

6) PKD 33.14.Z – Naprawa i konserwacja urządzeń elektrycznych; ---------------
7) PKD 33.16.Z – Naprawa i konserwacja statków powietrznych i statków kosmicznych; --
8) PKD 33.17.Z – Naprawa i konserwacja pozostałego sprzętu transportowego; -
9) PKD 33.19.Z – Naprawa i konserwacja pozostałego sprzętu i wyposażenia; --
10) PKD 43.21.Z - Wykonywanie instalacji elektrycznych; -----------------------
11) PKD 43.29.Z - Wykonywanie pozostałych instalacji budowlanych; ---------
12) PKD 43.31.Z - Tynkowanie; ---
13) PKD 43.32.Z - Zakładanie stolarki budowlanej; ---------------------------------
14) PKD 43.33.Z - Posadzkarstwo; tapetowanie i oblicowywanie ścian; ---------
15) PKD 43.34.Z - Malowanie i szklenie; ---
16) PKD 43.39.Z - Wykonywanie pozostałych robót budowlanych wykończeniowych; ---
17) PKD 43.91.Z - Wykonywanie konstrukcji i pokryć dachowych; --------------
18) PKD 43.99.Z - Pozostałe specjalistyczne roboty budowlane, gdzie indziej niesklasyfikowane; ---
19) PKD 46.90.Z - Sprzedaż hurtowa niewyspecjalizowana; ----------------------
20) PKD 47.19.Z - Pozostała sprzedaż detaliczna prowadzona w niewyspecjalizowanych sklepach; ---
21) PKD 51.10.Z – Transport lotniczy i pasażerski;---------------------------------
22) PKD 51.21.Z – Transport lotniczy towarów; ------------------------------------
23) PKD 52.10.A – Magazynowanie i przechowywanie towarów; ----------------
24) PKD 52.10.B – Magazynowanie i przechowywanie pozostałych towarów; --
25) PKD 52.23.Z – Działalność usługowa wspomagająca transport lotniczy; ----
26) PKD 52.24.C – Przeładunek towarów w pozostałych punktach przeładunkowych; ---
27) PKD 52.29.C – Działalność pozostałych agencji transportowych; ------------
28) PKD 58.19 Z - Pozostała działalność wydawnicza;-----------------------------
29) PKD 58.29 Z - Działalność wydawnicza w zakresie pozostałego oprogramowania; --

30) PKD 62.01 Z - Działalność związana z oprogramowaniem;--------------------
31) PKD 62.03.Z - Działalność związana z zarządzaniem urządzeniami informatycznymi; ---
32) PKD 63.11.Z - Przetwarzanie danych; zarządzanie stronami internetowymi (hosting) i podobna działalność; ---
33) PKD 63.99.Z - Pozostała działalność usługowa w zakresie informacji, gdzie indziej niesklasyfikowana;---
34) PKD 64.20.Z - Działalność holdingów finansowych;----------------------------
35) PKD 64.91.Z - Leasing finansowy; ---
36) PKD 64.92.Z - Pozostałe formy udzielania kredytów; --------------------------
37) PKD 64.99.Z - Pozostała finansowa działalność usługowa, gdzie indziej niesklasyfikowana, z wyłączeniem ubezpieczeń i funduszów emerytalnych; ----
38) PKD 66.11.Z - Zarządzanie rynkami finansowymi; -----------------------------
39) PKD 66.12.Z - Działalność maklerska związana z rynkiem papierów wartościowych i towarów giełdowych; --
40) PKD 66.19.Z - Pozostała działalność wspomagająca usługi finansowe, z wyłączeniem ubezpieczeń i funduszów emerytalnych; ----------------------------
41) PKD 68.10.Z - Kupno i sprzedaż nieruchomości na własny rachunek; --------
42) PKD 68.20.Z - Wynajem i zarządzanie nieruchomościami własnymi lub dzierżawionymi;---
43) PKD 68.31.Z - Pośrednictwo w obrocie nieruchomościami; -------------------
44) PKD 68.32.Z - Zarządzanie nieruchomościami wykonywane na zlecenie; ---
45) PKD 70.10.Z - Działalność firm centralnych (head offices) i holdingów, z wyłączeniem holdingów finansowych;---
46) PKD 70.21.Z - Stosunki międzyludzkie (public relations) i komunikacja; ----
47) PKD 70.22.Z - Pozostałe doradztwo w zakresie prowadzenia działalności gospodarczej i zarządzania; --
48) PKD 71.20.B - Pozostałe badania i analizy techniczne; ------------------------
49) PKD 72.19.Z - Badania naukowe i prace rozwojowe w dziedzinie pozostałych nauk przyrodniczych i technicznych; --

50) PKD 73.20.Z - Badanie rynku i opinii publicznej; ------------------------------
51) PKD 74.10.Z - Działalność w zakresie specjalistycznego projektowania; ----
52) PKD 74.90.Z - Pozostała działalność profesjonalna, naukowa i techniczna, gdzie indziej niesklasyfikowana; --
53) PKD 77.35.Z – Wynajem i dzierżawa środków transportu lotniczego; -------
54) PKD 81.10.Z - Działalność pomocnicza związana z utrzymaniem porządku w budynkach; --
55) PKD 95.11.Z – Naprawa i konserwacja komputerów i urządzeń peryferyjnych; ---
56) PKD 95.12.Z – Naprawa i konserwacja sprzętu (tele)komunikacyjnego; -----
57) PKD 96.09.Z – Pozostała działalność usługowa, gdzie indziej niesklasyfikowana.---

W powyższym zakresie Spółka prowadzi import i eksport towarów i usług. ------

2. W przypadku, gdy którykolwiek z powyższych rodzajów działalności będzie wymagał zawiadomienia, zgody, koncesji, licencji, potwierdzenia, wpisu, rejestracji lub decyzji w innej formie właściwego organu administracji państwowej, lub też spełnienia jakichkolwiek wymagań określonych przez prawo, Spółka podejmie taką działalność tylko po uzyskaniu takiej decyzji lub po spełnieniu odpowiednich wymagań. --
3. Spółka działa na terytorium Rzeczypospolitej Polskiej oraz za granicą. -----------
4. Spółka może, w zakresie wspomnianym w punkcie 1 powyżej, otwierać i prowadzić na terytorium Rzeczypospolitej Polskiej oraz za granicą swoje filie, oddziały i przedstawicielstwa oraz inne jednostki organizacyjne. -----------------------------
5. Spółka jest uprawniona do uczestniczenia w innych jednostkach gospodarczych oraz do tworzenia i przystępowania do wszelkich organizacji gospodarczych działających na terytorium Rzeczypospolitej Polskiej oraz za granicą. ------------

§ 5.

Kapitał zakładowy

1. Kapitał zakładowy Spółki wynosi 5.000 zł (pięć tysięcy złotych) i dzieli się na 100 (sto) równych i niepodzielnych udziałów o wartości nominalnej 50 zł (pięćdziesiąt złotych) każdy.--
2. Wspólnicy mogą mieć więcej niż jeden udział. Każdy udział daje prawo do jednego głosu na Zgromadzeniu Wspólników. --
3. Kapitał zakładowy został pokryty w całości gotówką, zaś wszystkie udziały to jest 100 (sto) udziałów o wartości nominalnej 50 zł (pięćdziesiąt złotych) każdy, o łącznej wartości nominalnej 5.000 zł (pięć tysięcy złotych), zostały objęte przez TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie. --
4. Kapitał zakładowy Spółki może zostać podwyższony zarówno przez podwyższenie wartości nominalnej istniejących udziałów, jak i przez utworzenie nowych udziałów. --
5. Nowotworzone udziały mogą być pokrywane wkładami pieniężnymi lub niepieniężnymi. --
6. Wspólnicy mogą, w drodze podjęcia uchwały o zmianie Aktu Założycielskiego, podwyższyć kapitał zakładowy, przeznaczając na ten cel środki z kapitału zapasowego lub kapitałów (funduszy) rezerwowych utworzonych z zysku Spółki (*podwyższenie kapitału zakładowego ze środków Spółki*). W takim przypadku nowe udziały przysługują wspólnikom w stosunku do ich dotychczasowych udziałów i nie wymagają objęcia.---
7. Podwyższenie kapitału zakładowego powinno być dokonane na mocy odpowiedniej uchwały Zgromadzenia Wspólników.---
8. Podwyższenie kapitału zakładowego do kwoty 15.000.000 zł (piętnaście milionów złotych) na mocy uchwały Wspólników podjętej w okresie do dnia 31 (trzydziestego pierwszego) grudnia 2020 (dwa tysiące dwudziestego) roku, może nastąpić bez zmiany Aktu Założycielskiego.---

§ 6.

Pożyczki i dopłaty

1. Spółka może zaciągać pożyczki od jej wspólników. ---------------------------------

2. Zgromadzenie Wspólników może zobowiązać Wspólników do dokonania dopłat do Spółki do łącznej wysokości nie większej niż 1.000 (tysiąc) krotność wartości udziałów w chwili podjęcia uchwały w sprawie wniesienia dopłat. ----------------
3. Wysokość i terminy wnoszenia dopłat określi każdorazowo uchwała Zgromadzenia Wspólników. --
4. Zasady i termin zwrotu dopłat określa uchwała Zgromadzenia Wspólników, podjęta zgodnie z przepisami Kodeksu spółek handlowych. ------------------------------

§ 7.

Umorzenie udziałów

1. Udziały w kapitale zakładowym Spółki mogą być umarzane z kapitału zakładowego lub z czystego zysku bez obniżenia kapitału zakładowego. Spółka może nabywać własne udziały w celu ich umorzenia. --
2. O umorzeniu udziałów decyduje Zgromadzenie Wspólników w formie odpowiedniej uchwały. --
3. Za zgodą Wspólnika umorzenie udziału może nastąpić bez wynagrodzenia. -------

§ 8.

Dysponowanie zyskiem

1. Zysk netto Spółki może, w całości lub w części, zostać wyłączony od podziału między Wspólników i przeznaczony na cele określone w uchwale Zgromadzenia Wspólników.---
2. Zgromadzenie Wspólników jest uprawnione do tworzenia i likwidacji kapitałów (funduszy) rezerwowych. --
3. Zgromadzenie Wspólników jest uprawnione do podejmowania decyzji w przedmiocie uzupełniania kapitałów (funduszy) rezerwowych. ---------------------------
4. Zarząd jest upoważniony do wypłaty wspólnikom zaliczek na poczet przewidywanej dywidendy za rok obrotowy, jeżeli Spółka posiada środki wystarczające na wypłatę. --
5. Spółka może wypłacić zaliczkę na poczet przewidywanej dywidendy, jeżeli jej zatwierdzone sprawozdanie finansowe za poprzedni rok obrotowy wykazuje zysk. Zaliczka może stanowić najwyżej połowę zysku osiągniętego od końca po-

przedniego roku obrotowego, powiększonego o kapitały rezerwowe utworzone z zysku, którymi w celu wypłaty zaliczek może dysponować zarząd oraz pomniejszonego o niepokryte straty i udziały własne.---

§ 9.

Organy Spółki

Organami Spółki są: Zgromadzenie Wspólników i Zarząd. --------------------------------

§ 10.

Zgromadzenie Wspólników

1. Zgromadzenia Wspólników odbywają się w siedzibie Spółki lub – za pisemną zgodą wszystkich wspólników – w innych miejscowościach na terytorium Rzeczypospolitej Polskiej. ---
2. Zgromadzenie Wspólników może być zwyczajne lub nadzwyczajne. --------------
3. Zwyczajne Zgromadzenie Wspólników zwołuje Zarząd i powinno się ono odbyć w ciągu sześciu miesięcy po zakończeniu każdego roku obrotowego. --------------
4. Nadzwyczajne Zgromadzenie Wspólników zwołuje Zarząd z własnej inicjatywy lub na żądanie wspólników posiadających co najmniej 10% udziałów w kapitale zakładowym. ---
5. Zwołanie Zgromadzenia Wspólników winno nastąpić listami poleconymi lub pocztą kurierską, za pisemnym potwierdzeniem odbioru, z podaniem przyczyn zwołania i proponowanym porządkiem obrad, co najmniej na 14 (czternaście) dni przed terminem Zgromadzenia Wspólników. Zamiast listu poleconego lub przesyłki nadanej pocztą kurierską, zawiadomienie może być wysłane wspólnikowi pocztą elektroniczną, jeżeli uprzednio wyraził na to pisemną zgodę, podając adres, na który zawiadomienie powinno być wysłane.-----------------------------------
6. Uchwały Zgromadzenia Wspólników lub w przypadkach dopuszczonych przepisami prawa, uchwały Wspólników bez odbycia Zgromadzenia wymagają następujące sprawy: ---
   a) zmiana Aktu Założycielskiego, połączenie, podział i przekształcenie Spółki;
   b) rozpatrzenie i zatwierdzenie sprawozdania Zarządu z działalności Spółki, sprawozdania finansowego za ubiegły rok obrotowy oraz udzielanie absoluto-

rium członkom Zarządu z wykonania przez nich obowiązków w roku obrotowym; --

c) podział zysku, zatrzymanie zysku w Spółce i pokrycie strat; --------------------
d) podejmowanie decyzji dotyczących roszczeń o naprawienie szkody wyrządzonej przy zawiązywaniu Spółki, sprawowaniu zarządu albo nadzoru; --------
e) zbycie i wydzierżawienie przedsiębiorstwa Spółki lub zorganizowanej jego części oraz ustanowienie na nich ograniczonego prawa rzeczowego; ----------
f) podwyższenie lub obniżenie kapitału zakładowego; ------------------------------
g) tworzenie, uzupełniania, likwidacja kapitałów (funduszy) rezerwowych, ------
h) powoływanie i odwoływania biegłego rewidenta do badania sprawozdania finansowego Spółki; ---
i) powołanie i odwołanie członków Zarządu oraz określenie ich wynagrodzenia;
j) powoływanie i odwoływanie pełnomocnika do reprezentowania Spółki w umowach i sporach pomiędzy Spółką a członkami jej Zarządu; ----------------
k) dokonanie i zwrot dopłat; ---
l) decydowanie o umorzeniu udziałów oraz o warunkach takiego umorzenia, ----
m) rozwiązanie lub likwidacja Spółki lub przeniesienie jej siedziby za granicę; ---
n) zawarcie przed upływem dwóch lat od dnia zarejestrowania Spółki umowy o nabycie dla Spółki nieruchomości albo udziału w nieruchomości lub środków trwałych za cenę przewyższającą jedną czwartą kapitału zakładowego, nie niższą jednak od 50.000 zł (pięćdziesięciu tysięcy złotych); ---------------------
o) inne sprawy zastrzeżone dla kompetencji Zgromadzenia Wspólników w niniejszym Akcie Założycielskim lub w obowiązujących przepisach prawa. -----

7. Nie wymagają uchwały Zgromadzenia Wspólników następujące sprawy: ----------
   a) rozporządzenie prawem lub zaciągnięcie zobowiązania do świadczenia o wartości dwukrotnie przewyższającej wysokość kapitału zakładowego, w związku z czym wyłącza się zastosowanie postanowienia art. 230 Kodeksu spółek handlowych, za wyjątkiem sytuacji opisanej w lit „n" ust. 6 niniejszego paragrafu; --

b) nabycie i zbycie nieruchomości, użytkowania wieczystego lub udziału w nieruchomości lub użytkowaniu wieczystym, w związku z czym wyłącza się zastosowanie postanowienia art. 228 punkt 4 Kodeksu spółek handlowych za wyjątkiem.--

§ 11.

Podejmowanie uchwał

1. Zgromadzenie Wspólników jest zdolne do podejmowania wiążących uchwał, jeżeli wszyscy wspólnicy zostali prawidłowo powiadomieni i na Zgromadzeniu jest reprezentowane co najmniej 50% kapitału zakładowego Spółki. ---------------
2. Jeżeli Kodeks spółek handlowych nie przewiduje warunków surowszych, uchwały Zgromadzenia zapadają bezwzględną większością głosów oddanych.-----------
3. W wypadku, gdy cały kapitał zakładowy Spółki jest reprezentowany na Zgromadzeniu Wspólników, Zgromadzenie uprawnione jest do podjęcia wiążących uchwał również wówczas, gdy nie zostało formalnie zwołane, chyba, że osoby obecne na Zgromadzeniu zgłoszą sprzeciw co do jego odbycia lub co do postawienia poszczególnych spraw na porządku obrad. ------------------------------------
4. Uchwały wspólników mogą być podejmowane bez odbycia Zgromadzenia, w sytuacji, gdy wszyscy wspólnicy wyrażą zgodę na piśmie na postanowienie, które ma być podjęte albo na pisemne głosowanie, chyba że Kodeks spółek handlowych przewiduje inaczej.---

§ 12.

Zarząd

1. Zarząd prowadzi sprawy Spółki i reprezentuje Spółkę na zewnątrz.-----------------
2. Prawo członka Zarządu do prowadzenia spraw Spółki i jej reprezentowania dotyczy wszystkich czynności sądowych i pozasądowych Spółki.-----------------------
3. Zarząd składa się z jednej do pięciu osób powoływanych i odwoływanych przez Zgromadzenie Wspólników, przy czym członków pierwszego Zarządu powołuje jedyny wspólnik Spółki. Członkowie Zarządu będą powoływani na trzyletnią łączną kadencję, zaś mandat członka Zarządu powołanego przed upływem danej kadencji Zarządu wygasa równocześnie z wygaśnięciem mandatów pozostałych

członków Zarządu. Członkowie Zarządu mogą być ponownie wybierani na kolejne kadencje.--

4. O liczbie osób wchodzących w skład Zarządu decyduje każdorazowo Zgromadzenie Wspólników w uchwale. Zgromadzenie Wspólników może wskazać w uchwale członka Zarządu, który będzie sprawował funkcję Prezesa Zarządu.------
5. Zgromadzenie Wspólników ma prawo do odwołania albo zawieszenia każdego z członków Zarządu w każdym czasie. ---
6. Spółka będzie reprezentowana przez dwóch członków Zarządu działających łącznie lub przez jednego członka Zarządu działającego łącznie z prokurentem. W przypadku, gdy Zarząd jest jednoosobowy, Spółka może być reprezentowana przez jednego członka Zarządu działającego samodzielnie. --------------------------
7. Zarząd może podejmować uchwały także bez odbywania posiedzenia, w drodze obiegowej. --
8. Członkowie Zarządu mogą, zgodnie z zasadami reprezentacji wskazanymi w punkcie 6 powyżej, prowadzić sprawy Spółki bez uprzedniej uchwały Zarządu, włączając w to sprawy przekraczające zakres zwykłych czynności Spółki oraz sprawy których przeprowadzeniu sprzeciwi się inny członek lub członkowie Zarządu. W związku z powyższym wyłącza się stosowanie postanowień art. 208 § 3 oraz 4 Kodeksu spółek handlowych. --

§ 13.

Rachunkowość Spółki

1. Rejestry, księgi handlowe oraz dokumenty Spółki będą przechowywane zgodnie ze wszystkimi zasadami i przepisami prawa obowiązującymi w Rzeczypospolitej Polskiej oraz zgodnie z wymogami sztuki zawodowej. -------------------------------
2. Rok obrotowy Spółki pokrywa się z rokiem kalendarzowym. -----------------------
3. Pierwszy rok obrotowy Spółki kończy się 31 (trzydziestego pierwszego) grudnia 2012 (dwa tysiące dwunastego) roku.--
4. Co roku, najpóźniej w terminie trzech miesięcy od zakończenia roku obrotowego, Zarząd sporządza roczne sprawozdanie finansowe, które powinno być podpisane

przez wszystkich członków Zarządu. Brak któregokolwiek z tych podpisów powinien być umotywowany. --

§ 14.

Likwidacja, sprawy różne

1. Rozwiązanie Spółki następuje po przeprowadzeniu postępowania likwidacyjnego. --
2. W okresie likwidacji Spółki proces likwidacji jest prowadzony przez likwidatora. Jeżeli Uchwała Zgromadzenia Wspólników nie postanowi inaczej, likwidatorami Spółki będą członkowie Zarządu. --
3. Podział majątku pozostałego po zaspokojeniu lub zabezpieczeniu wierzycieli pomiędzy wspólników zostaje przeprowadzony w stosunku do ich udziałów.------
4. W sprawach nieuregulowanych postanowieniami niniejszego Aktu Założycielskiego zastosowanie będą miały przepisy Kodeksu spółek handlowych.”.”---------

– po przeprowadzeniu głosowania, Pani Kinga Ziemnicka stwierdziła, że Uchwała nr 2 została podjęta jednogłośnie. --

§ IV. Wobec wyczerpania porządku obrad Pani Kinga Ziemnicka zamknęła Nadzwyczajne Zgromadzenie Wspólników.--------------------------

§ V. Koszty tego aktu ponosi Spółka. ------------------

§ VI. Do niniejszego aktu załączono listę obecności, odpis pełnomocnictwa substytucyjnego oraz kopię okazanego odpisu aktualnego z rejestru przedsiębiorców Krajowego Rejestru Sądowego dotyczącego Spółki z dnia 14 maja 2012 roku.--

§ VII. Wypisy niniejszego aktu należy wydawać Spółce i Wspólnikowi. --

§ VIII. Pobrano:---

1. z tytułu taksy notarialnej /§9 ust.1 pkt 1 rozporządzenia z dnia 28 czerwca 2004 roku Dz.U. nr 148 poz. 1564 ze zm./złotych -- 750,-

2. z tytułu podatku od towarów i usług 23% /art.41 ust.1 w zw. z art.146a pkt 1 ustawy z dnia 11 marca 2004 roku

o podatku od towarów i usług Dz. U. Nr 54 poz.535 ze zm./

złotych-- 172,50

Łącznie pobrano złotych:--- **922,50**

Tożsamość Pani Kingi Izabeli Ziemnickiej, córki Marii i Henryka, PESEL 75100407587, zamieszkałej w Warszawie (02-495) przy ulicy Dzieci Warszawy nr 29 m. 51, notariusz ustaliła na podstawie okazanego dowodu osobistego AGY 019190 z terminem ważności do dnia 9 września 2015 roku.---

Akt ten został odczytany, przyjęty i podpisany. ---------------------------------------

Na oryginale właściwe podpisy stawającej i notariusza.
Jolanta Monika Niedziela notariusz w Warszawie
Magdalena Karczewska – Woźnica notariusz w Warszawie
WYPIS niniejszy został wydany Spółce.
*Pobrano **z tytułu taksy notarialnej** /§ 12 rozporządzenia z dnia 28 czerwca 2004 roku Dz. U. Nr 148 poz. 1564 ze zm./ złotych **114,-** oraz **z tytułu podatku od towarów i usług** /według art.41 ust.1 w zw. z art146a pkt 1ustawy z dnia 11 marca 2004 roku o podatku od towarów i usług Dz. U. Nr 54 poz. 535 ze zm. złotych **26,22.***
Wpisano pod rep. A nr 9717 /2012. Dnia 14 maja 2012 roku.

MAGDALENA KARCZEWSKA-WOŹNICA NOTARIUSZ W WARSZAWIE

Magdalena Karczewska-Woźnica
Notariusz

MAGDALENA KARCZEWSKA ... ZNICA
NOTARIU...
W WARSZ...

[CERTIFIED TRANSLATION FROM POLISH]

[*Translator's notes written in italics in square brackets*]

[*rubber stamp*]: "NOTARIAL OFFICE; Danuta Kosim-Kruszewska, Magdalena Witkowska; Civil Law Partnership; 00-420 Warsaw, 14 Szara Street, Suite 15; Tel. 22 6286883; Fax. 22 6213381; NIP [*tax identification number*]: 526-24-69-054"

Notary's Register "Repertorium A" No. 9100/2011 **CERTIFIED COPY**

NOTARIAL DEED

On the nineteenth day of October two thousand eleven /19.10.2011/, **before me, Danuta Kosim – Kruszwska, notary officiating in Warsaw,** with her Notarial Office in Warsaw at 14 Szara Street, Suite 15, the following persons appeared at the said Office:

1. **Mikołaj Wojciech Pluciński**, using the given name Mikołaj, domiciled in Katowice /40-036/, at 18 Plebiscytowa Street, Apt. 1, holder of personal identity card series APH number 750893, valid until 08 February 2018, with his Common Electronic System of Population Register (PESEL): 73120400298,
2. **Isidro Peralta Peña,** born on 22 August 1972, citizen of the Kingdom of Spain, according to his statement: domiciled in Warsaw /00-175/ at 80 aleja Jana Pawła II, Apt. B14, holder of the Spanish personal identity card no. 38123140-L, valid until 02 May 2017, fluent in Polish,

both of them acting in the name and on behalf of **TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw** /address: 00-078 Warsaw, 1 Plac Piłsudskiego, REGON (*business statistical number*): 141349510, NIP (*tax identification number*): 5252422482/, entered into the register of companies of the National Court Register, kept by the District Court for the capital city of Warsaw in Warsaw, 12th Commercial Department of the National Court Register under KRS 0000303299, in accordance with the current extract from the register of companies issued on 03 October 2011 by the Branch of Central Records of the National Court Register in Warsaw, as the members of the Management Board of the company, authorised to jointly represent it.

ANNA GOŁĘBIOWSKA-ZWONIARSKA TŁUMACZ PRZYSIĘGŁY JĘZYKA ANGIELSKIEGO NR TP/2015/05

1

The identity of the appearing persons was acknowledged by the notary based on the presented personal identity cards the numbers of which were given next to their names.

Mikołaj Pluciński and Isidro Peralta Peña represent as follows:

1) there are no circumstances excluding or limiting their powers to represent TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw;

2) on 28 June 2011 the Extraordinary General Meeting of Shareholders of the company represented by them, based on the Resolution No. 1, covered by the minutes recorded by the notarial deed prepared by Ewelina Stygar-Jarosińska, notarial trainee, deputy to Danuta Kosim – Kruszewska, notary in Warsaw, notary's register "Repertorium A" No. 5663/2011, amended the articles of association of the company with respect to the company name, i.e. changing it to the following name: TMF Poland spółka z ograniczoną odpowiedzialnością; certified copy of the said notarial deed was presented at this deed;

3) the above mentioned amendment to the articles of association of TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw has not been registered yet in the register of companies, and the relevant application to that extent has been filed;

4) the status of entries in the register of companies for TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw since the date when this extract was issued has not been changed until present, other than changes regarding the Management Board of the company referred to above;

5) no approval of any governing body of TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw is required in order to take the action recorded by this deed which is confirmed by the extract of notarial deed, presented at this deed, notary's register "Repertorium A" No. 5663/2011, recording the minutes of the Extraordinary General Meeting of Shareholders of TMF Management Poland spółka z

ograniczoną odpowiedzialnością with its registered office in Warsaw, covering the Resolution No. 2 on the adoption of uniform text of the company articles of association;

6) TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw is not a single-member company.

ARTICLES OF ASSOCIATION
OF A LIMITED LIABILITY COMPANY

§ 1.
Establishment of the Company

The Appearing Persons, on behalf of the represented company, declare that they hereby establish a limited liability company, hereinafter the "**Company**".

§ 2.
Name and Registered Office

1. The Company operates under the name of: **Robledo spółka z ograniczoną odpowiedzialnością.**
2. The Company may use abbreviated name: **Robledo sp. z o.o.** and **Robledo spółka z o. o.**
3. Registered office of the Company will be in Warsaw.

§ 3.
Duration of the Company

The Company is established for unlimited time.

§ 4.
Subject of the Company's Activities

1. The subject of the Company's activities will be any profit generating business activities in Poland and abroad, conducted on own account as well as on agency basis, within the following fields:
   1) PKD [*Polish Classification of Business Activities*] 41.10.Z - Implementation of construction projects related with erection of buildings;
   2) PKD 41.20.Z - Construction work related with erection of residential and non-residential buildings;

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3) PKD 42.12.Z - Work related with construction of railroads and underground rail;

4) PKD 42.13.Z - Work related with construction of bridges and tunnels;

5) PKD 42.21.Z - Work related with construction of transmission pipelines and distribution networks;

6) PKD 42.22.Z - Work related with construction of telecommunication and power lines;

7) PKD 42.91.Z - Work related with construction of water engineering structures;

8) PKD 42.99.Z - Work related with construction of other civil and water engineering structures, not elsewhere classified;

9) PKD 43.11.Z – Demolition of construction structures;

10) PKD 43.12.Z – Preparation of sites for construction purposes;

11) PKD 43.13.Z – Performance of geological and engineering earthwork and drillings;

12) PKD 43.21.Z – Electrical installation;

13) PKD 43.22.Z – Plumbing, heat, gas and air-conditioning installation;

14) PKD 43.29.Z – Other construction installation;

15) PKD 43.31.Z – Plasterwork;

16) PKD 43.32.Z – Joinery installation;

17) PKD 43.33.Z – Floor and wall covering;

18) PKD 43.34.Z – Painting and glazing;

19) PKD 43.39.Z – Other building completion and finishing;

20) PKD 43.91.Z – Roof structures and covering;

21) PKD 43.99.Z – Other specialised construction activities, not elsewhere classified;

22) PKD 46.90.Z – Non-specialised wholesale trade;

23) PKD 47.19.Z – Other retail sale in non-specialised stores;

24) PKD 58.19.Z – Other publishing activities;

25) PKD 58.29.Z – Other software publishing;

26) PKD 62.01.Z – Computer programming activities;

27) PKD 62.03.Z – IT equipment management activities;

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28) PKD 63.11.Z – Data processing; hosting and similar activities;

29) PKD 63.99.Z – Other information service activities, not elsewhere classified;

30) PKD 64.20.Z – Activities of financial holdings;

31) PKD 64.91.Z – Financial lease;

32) PKD 64.92.Z – Other forms of credit granting;

33) PKD 64.99.Z - Other financial service activities, not elsewhere classified, except for insurance and retirement pension funds;

34) PKD 66.11.Z – Administration of financial markets;

35) PKD 66.12.Z – Securities and commodity contracts brokerage activities;

36) PKD 66.19.Z – Other activities auxiliary to financial services except for insurance and retirement pension funds;

37) PKD 68.10.Z - Purchase and sale of real estate on own account;

38) PKD 68.20.Z - Rental/lease and management of own or leased real estate;

39) PKD 68.31.Z. – Real estate agencies;

40) PKD 68.32.Z – Real estate management upon order;

41) PKD 70.10.Z - Activities of head offices and holdings, except for financial holdings;

42) PKD 70.21.Z – Public relations and communication activities;

43) PKD 70.22.Z - Other consultancy services in the area of conducting business activities and management;

44) PKD 73.11.Z – Activities of advertising agencies;

45) PKD 73.12.A – Agency activities regarding sale of advertising time and space on the radio and television;

46) PKD 73.12.B - Agency activities regarding sale of advertising time and space in printed media;

47) PKD 73.12.C - Agency activities regarding sale of advertising time and space in electronic media (Internet);

48) PKD 73.12.D - Agency activities regarding sale of advertising time and space in other media;

49) PKD 73.20.Z – Market research and public opinion polls;

50) PKD 74.90.Z - Other professional, scientific and technical activities, not elsewhere classified;

51) PKD 81.10.Z - Auxiliary activities related with maintenance of order in buildings;

Within the above scope the Company conducts imports and exports of goods and services.

2. If any of the above mentioned types of activities requires notification, permit, concession, license, confirmation, filing, registration or decision in other form of any relevant government administration authority or the fulfilment of any requirements specified under law, the Company will commence such activities only after having received relevant decision or after having fulfilled relevant requirements.
3. The Company will trade in the territory of the Republic of Poland and abroad.
4. The Company may, to the extent referred to in point 1 above, open and operate in the territory of the Republic of Poland and abroad its branches, divisions and representative offices as well as other organisational units.
5. The Company is authorised to participate in other business units and to establish and join any business organisations operating in the territory of the Republic of Poland and abroad.

§ 5.

Share Capital

1. The Company share capital amounts to PLN 5.000 (five thousand zlotys) and is divided into 100 (one hundred) equal and indivisible shares having the nominal value of PLN 50 (fifty zlotys) each.
2. The Shareholders may hold more than one share. Each share gives the right to one vote at the General Meeting of Shareholders.
3. The share capital was entirely covered in cash and all the shares, namely 100 (one hundred) shares with the nominal value of PLN 50 (fifty zlotys) each, with the aggregate nominal value of PLN 5,000 (five thousand zlotys), were subscribed by TMF Management Poland spółka z ograniczoną odpowiedzialnością with its registered office in Warsaw.

4. The share capital of the Company may be increased both by the increase of the nominal value of the existing shares as well as by issuing new shares.
5. The newly issued shares may be covered by cash and in kind contributions.
6. The Shareholders may, by way of adopting resolution on the amendment to the Articles of Association, increase the share capital, allocating for that purpose the funds from the supplemental capital or reserve capitals (funds) created from the Company profit (*increase of the share capital from the Company funds*). In such a case, the Shareholders will be entitled to the new shares in a proportion to their existing shares and the shares do not have to be subscribed for.
7. The increase of the share capital should be based on the relevant resolution of the General Meeting of Shareholders.
8. The increase of the share capital up to PLN 15,000.000 (fifteen million zlotys) based on the resolution of the Shareholders adopted until 31 (thirty first) December 2020 (two thousand twenty) may take place without an amendment to the Articles of Association.

§ 6.

Loans and Additional Payments

1. The Company may borrow loans from its Shareholders.
2. The General Meeting of Shareholders may impose an obligation on the Shareholders to make additional payments to the Company up to the aggregate amount not exceeding a thousandfold (1000) of the value of the shares as at the date of the resolution on the additional payments.
3. The amount and time-limits of making additional payments will be each time specified by the resolution of the General Meeting of Shareholders.
4. The principles and time-limit of the reimbursement of the additional payments will be specified by the resolution of the General Meeting of Shareholders adopted in compliance with the Code of Commercial Companies.

§ 7.

Cancellation of Shares

1. The shares in the share capital of the Company may be cancelled from the share capital or from net profit without decreasing the share capital. The Company may acquire its own shares for the purpose of their cancellation.

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2. The General Meeting of the Shareholders in the form of relevant resolution will decide about the cancellation of shares.
3. Upon the Shareholder's consent the cancellation of the share may take place without a compensation.

§ 8.

Profit Distribution

1. The Company net profit may be, in whole or in part, excluded from distribution between the Shareholders and may be allocated to the purposes specified in the resolution of the General Meeting of Shareholders.
2. The General Meeting of Shareholders is entitled to create and close down the reserve capitals (funds).
3. The General Meeting of Shareholders is entitled to make decisions with respect to the supplementation of the reserve capitals (funds).
4. The Management Board is entitled to pay advance payments to the Shareholders on account of the anticipated dividend for the financial year if the Company has sufficient funds for the payment.
5. The Company may pay out the advance payment on account of the anticipated dividend if its approved financial statements for the previous financial year demonstrate profit. The advance payment may constitute, at the most, half of the profit generated since the end of the previous financial year, increased by the reserve capitals established from profit which may be managed by the Management Board for the purpose of making the advance payments and decreased by uncovered losses and own shares.

§ 9.

Company Governing Bodies

The Company's governing bodies are as follows: General Meeting of Shareholders and the Management Board.

§ 10.

General Meeting of Shareholders

1. The General Meetings of Shareholders are held at the registered office of the Company or, upon the written consent of all the Shareholders, in other places in the territory of the Republic of Poland.

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2. There may be an Ordinary and Extraordinary General Meeting of Shareholders.

3. The Ordinary General Meeting of Shareholders is convened by the Management Board and it should take place within six months after the end of each financial year.

4. The Extraordinary General Meeting of Shareholders is convened by the Management Board upon its own initiative or upon the request of the Shareholders who hold at least 10% of the shares in the share capital.

5. The General Meeting of Shareholders should be convened by the registered letters or courier service, upon written acknowledgement of receipt, stating the reasons of convening the Meeting and the proposed agenda, at least 14 (fourteen) days prior to the date of the General Meeting of Shareholders. Instead of the registered letter or a package sent by courier service, the notification may be sent to the Shareholder by electronic mail, if it has agreed to that in advance in writing, stating the address to which the notification should be sent.

6. The following matters require the resolution of the General Meeting of Shareholders or the resolution of the Shareholders without holding the General Meeting of Shareholders, in the cases permitted by law:
   a) amendment to the Articles of Association, merger, division and transformation of the Company;
   b) examination and approval of the Management Board's report from the Company's activities, financial statements for the previous financial year and approval of the actions of the Management Board members performed in the fulfilment of their duties during the financial year;
   c) distribution of profit, retaining the profit in the Company and covering for losses;
   d) making decisions regarding the claims for the reparation of damages caused upon the Company establishment, management or supervision;
   e) sale and lease of the Company enterprise or its organised part and establishment of the limited property right thereon;
   f) increase or decrease of the share capital;
   g) creation, supplementation, closing down of the reserve capitals (funds);

h) appointment and dismissal of the auditor for the audit of the financial statements;

i) appointment and dismissal of the members of the Management Board and setting their remuneration;

j) appointment and dismissal of attorney-in-fact to represent the Company in contracts and disputes between the Company and members of its Management Board;

k) making additional payments and their reimbursement;

l) decisions concerning share cancellation and the terms and conditions of such cancellation;

m) dissolution or liquidation of the Company or transferring its registered office abroad,

n) before the lapse of two years from the date of the Company registration, entry into the agreement for the acquisition of the real estate for the Company or the share in the real estate or the fixed assets for the price in excess of one fourth of the share capital, however, not less than PLN 50,000 (fifty thousand zlotys);

o) any other matters reserved hereunder or under applicable law to the competencies of the General Meeting of Shareholders.

7. The following matters will not require the resolution of the General Meeting of Shareholders:

a) disposal of the right or assumption of the obligation to make the performance which exceeds the share capital by twofold, in consequence of which the provisions of Article 230 of the Code of Commercial Companies will be excluded, except for the situation referred to in letter n) Clause 6 of this §;

b) acquisition and sale of the real estate, perpetual usufruct or the share in the real estate or perpetual usufruct, in consequence of which the provisions of Article 228.4 of the Code of Commercial Companies is excluded, except for [...].

§ 11.

Adoption of Resolutions

1. The General Meeting of Shareholders is able to adopt binding resolutions if all the Shareholders were properly notified and at least 50% of the share capital of the Company is represented at the General Meeting.
2. Unless the Code of Commercial Companies provides for more severe conditions, the resolutions of the General Meeting of Shareholders are adopted by the absolute majority of the votes cast.
3. In case the entire share capital of the Company is represented at the General Meeting of Shareholders, the General Meeting will be entitled to adopt binding resolutions also when it was not formally convened unless the individuals present at the General Meeting raise an objection as to the holding thereof or as to the placement of individual matters on the agenda.
4. The resolutions of the Shareholders may be adopted without holding the General Meeting, in a situation where all the Shareholders express the consent in writing for the decision to be made or for the written vote, unless the Code of Commercial Companies provides otherwise.

§ 12.

Management Board

1. The Management Board runs the Company's affairs and represents the Company towards external parties.
2. The right of the Management Board member to run the affairs of the Company and to represent it applies to all court and out-of-court actions of the Company.
3. The Management Board will consist of one to five individuals appointed and dismissed by the General Meeting of Shareholders while the members of the first Management Board will be appointed by the sole Shareholder of the Company. Each member of the Management Board is appointed for a three-year term of office and the mandate of the Management Board member expires during the Ordinary General Meeting of Shareholders convened in order to adopt the financial statements for the last full financial year of the performance of the

function of the Company Management Board member. The Management Board members may be re-appointed.

4. The General Meeting of Shareholders decides each time about the number of the persons making up the Management Board in the resolution. The General Meeting of Shareholders may identify in its resolution the Management Board member who will perform the function of the President of the Management Board.
5. The General Meeting of Shareholders is entitled to dismiss or suspend each member of the Management Board at any time.
6. Each member of the Management Board is entitled to individually represent the Company.
7. The Management Board may adopt resolutions also without holding the meeting, by circulation of documents.

§ 13.

Company Accounting

1. Registers, commercial books and the Company records will be kept in accordance with all the principles and regulations applicable in Poland and in compliance with the requirements of the professional art.
2. Financial year of the Company equals the calendar year.
3. The first financial year of the Company ends on 31 (thirty first) December 2012 (two thousand twelve).
4. Each year, at the latest within three months of the end of the financial year, the Management Board prepares annual financial statements which should be signed by all the Management Board members. The lack of any of such signatures should be justified.

§ 14.

Liquidation, Miscellaneous

1. The dissolution of the Company will take place after liquidation proceedings.
2. During the Company liquidation the liquidation process is conducted by the liquidator. Unless the resolution of the General Meeting of

Shareholders provides otherwise, the liquidators of the Company will be the members of the Management Board.

3. The distribution of profit left after satisfying or securing the creditors between the Shareholders will be made in proportion to their shares.
4. The provisions of the Code of Commercial Companies will apply to matters not provided for hereunder."

In addition to the Articles of Association, acting in accordance with § 12 Clause 3 of the Articles of Association, the appearing persons, on behalf of the company represented by them, appoint the first Management Board of the Company consisting of one member and composed of Andrzej Dariusz Davis as the Management Board member.

The costs of this deed, including tax on civil law transactions, will be covered by the Company in organisation, by paying such costs to the bank account of Notarial Office run by notary Danuta Kosim – Kruszewska and notary Magdalena Witkowska.

Certified copies of this deed will be issued to the Company and the Shareholder in any number of copies.

Costs of preparing this deed amount to:

a) tax on civil law transactions pursuant to Article 1 Clause 1 Point 1 letter k) in connection with Clause 2 Point 1, Article 6 Clause 9 and Article 7 Clause 1 Point 9 of the Act on Tax on Civil Law Transactions dated 9 September 2000 /uniform text of 2010, Journal of Laws No. 101, item 649, as amended/ **PLN 19.00**

i.e. 0.5% on the amount of PLN 3,803.00 (three thousand eight hundred three zlotys) calculated after deducting from tax base, defined in compliance with Article 6 Clause 1 Point 8 of the Act on Tax on Civil Law Transactions dated 9 September 2000, constituting the value of the Company share capital equal to PLN 5,000.00 (five thousand zlotys), the aggregate amount of PLN 1,196.80 (one thousand one hundred

ninety six and 80/100 zlotys), consisting, in accordance with Article 6 Clause 9 of the Act on Tax on Civil Law Transactions dated 9 September 2000, of:

- notary's fee together with tax on goods and services in the aggregate amount of PLN 196.80 (one hundred ninety six and 80/100 zlotys) in compliance with Point b) and Point c) below;
- court fee for the registration of the entity in the register of companies of the National Court Register of PLN 500.00 (five hundred zlotys) in compliance with Article 52 of the Act on Court Fees in Civil Cases dated 28 July 2005 /uniform text of 2010, Journal of Laws No. 90, item 594, as amended);
- fee for the publication of the announcement about the above registration in the Court and Economic Journal of PLN 500.00 (five hundred zlotys) in compliance with § 8 Clause 1 Point 1 of the Ordinance of the Minister of Justice dated 15 April 1996 on Organisation, Method of Publication and Distribution and the Grounds of Setting the Price of the Court and Economic Journal Issues and the Fees for Publication of the Announcement or Notice in that Journal /Journal of Laws No. 45, item 204 as amended);

b) notary's fee pursuant to § 3 of the Ordinance of the Minister of Justice dated 28 June 2004 on Maximum Rates of Notarial Fee /Journal of Laws No. 148, item 1564, as amended/ **PLN 160.00**,

c) tax on goods and services at 23% on the notary's fee pursuant to Article 41 Clause 1 in connection with Article 146a Point 1 of the Act on Tax on Goods and Services dated 11 March 2004 /uniform text of 2011, Journal of Laws No. 177, item 1054, as amended/ **PLN 36.80.**

This deed was read, accepted and signed.

Relevant signatures of the Appearing Persons and notary Danuta Kosim – Kruszewska to be found on the original.

THIS CERTIFIED COPY was issued to the Company in organisation.

Registered in the notary's register "Repertorium A" No. [*handwritten*]: "9103"/2011

Costs of preparing the certified copy are as follows:

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- notary's fee pursuant to § 12 of the Ordinance of the Minister of Justice dated 28 June 2004 on Maximum Rates of Notarial Fee /Journal of Laws No. 148, item 1564, as amended/ PLN 54.00;
- tax on goods and services at 23% on the notary's fee pursuant to Article 41 Clause 1 in connection with Article 146a Point 1 of the Act on Tax on Goods and Services dated 11 March 2004 /uniform text of 2011, Journal of Laws No. 177, item 1054, as amended/ PLN 12.42.

Warsaw, 19 October 2011

[*seal with Polish emblem inside and inscription around it*]: "DANUTA KOSIM – KRUSZEWSKA; NOTARY IN WARSAW; 1"

[*the same round seal is impressed on the page binding throughout the document and on the sticker which sticks the cord with which the document is bound to the last page, with illegible signature*]

[*oblong stamp*]: "NOTARY; Danuta Kosim-Kruszewska" /-/ [*illegible signature*]

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

I, the undersigned, Anna Gołębiowska-Zwoniarska, sworn translator of English, entered on the list of sworn translators kept by the Minister of Justice under no. TP/2015/05, do hereby certify that to the best of my knowledge and belief the above is true and complete translation of the original certified copy of the document in Polish. Warsaw, **12.06.2012** Reg. ***103/12***

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Mgr ANNA GOŁĘBIOWSKA-ZWONIARSKA
Tłumacz przysięgły j. angielskiego
Wpisana na listę Ministra Sprawiedliwości
ul. Rolnicza 93, 05-092 Łomianki
tel./fax 845 07 82

KANCELARIA NOTARIALNA
Danuta Kosim-Kruszewska, Magdalena Witkowska
Spółka Cywilna
00-420 Warszawa, ul. Szara 14 lok. 15
tel. 22 6286883, tel./fax 22 6213381
NIP 526-24-69-054

Repertorium A nr 9100/2011

ROBLEDO

WYPIS

AKT NOTARIALNY

Dnia dziewiętnastego października dwa tysiące jedenastego roku /19.10.2011 r./ **przede mną Danutą Kosim – Kruszewską, notariusz w Warszawie**, prowadzącą Kancelarię Notarialną w Warszawie, przy ulicy Szarej numer 14 lokal 15, w tej kancelarii, stawili się:---

1. **Mikołaj Wojciech Pluciński**, używający imienia Mikołaj, zamieszkały w Katowicach /40-036/ przy ulicy Plebiscytowej nr 18 m. 1, legitymujący się dowodem osobistym serii APH numer 750893, ważnym do dnia 08 lutego 2018 roku, PESEL: 73120400298, ---

2. **Isidro Peralta Peña**, urodzony w dniu 22 sierpnia 1972 roku, obywatel Królestwa Hiszpanii, według oświadczenia: zamieszkały w Warszawie /00-175/ przy alei Jana Pawła II nr 80 m. B14, legitymujący się hiszpańskim dowodem osobistym oznaczonym 38123140-L, ważnym do dnia 02 maja 2017 roku, biegle władający językiem polskim, ---

obaj działający w imieniu i na rzecz spółki pod firmą **TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie** /adres: 00-078 Warszawa, Plac Piłsudskiego numer 1, REGON: 141349510, NIP: 5252422482/, wpisanej do rejestru przedsiębiorców Krajowego Rejestru Sądowego prowadzonego przez Sąd Rejonowy dla m.st. Warszawy w Warszawie, XII Wydział Gospodarczy Krajowego Rejestru Sądowego pod numerem KRS 0000303299, stosownie do okazanego przy niniejszym akcie odpisu aktualnego z rejestru przedsiębiorców wydanego w dniu 03 października 2011 roku przez Oddział Centralnej Informacji Krajowego Rejestru Sądowego w Warszawie, jako członkowie Zarządu tej spółki, uprawnieni do jej łącznej reprezentacji.---

Tożsamość stawających notariusz stwierdziła na podstawie okazanych dowodów osobistych, których oznaczenia zostały powołane przy nazwiskach.---------------

Mikołaj Pluciński i Isidro Peralta Peña oświadczają, że:------------------------------

1) nie zachodzą okoliczności wyłączające bądź ograniczające ich uprawnienia do reprezentowania spółki pod firmą TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie,------------------------
2) w dniu 28 czerwca 2011 roku Nadzwyczajne Zgromadzenie Wspólników reprezentowanej przez nich spółki Uchwałą nr 1, objętą protokołem udokumentowanym aktem notarialnym sporządzonym przez Eweliną Stygar – Jarosińską, asesora notarialnego, zastępcę Danuty Kosim – Kruszewskiej, notariusz w Warszawie, Repertorium A nr 5663/2011, dokonało zmiany aktu założycielskiego spółki w zakresie firmy, to jest na firmę: TMF Poland spółka

z ograniczoną odpowiedzialnością; wypis powołanego aktu notarialnego został okazany przy niniejszym akcie, ---

3) opisana powyżej zmiana aktu założycielskiego spółki TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie do chwili obecnej nie została zarejestrowana w rejestrze przedsiębiorców, przy czym stosowny wniosek w powyższym zakresie został już złożony, ------------
4) stan wpisów w rejestrze przedsiębiorców spółki pod firmą TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie od chwili wydania z niego odpisu do chwili obecnej nie uległ zmianie, poza zmianami dotyczącymi Zarządu spółki opisanymi powyżej, ---------------------
5) do dokonania czynności udokumentowanej niniejszym aktem nie jest wymagana zgoda żadnego organu spółki pod firmą TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie, co potwierdza okazany przy niniejszym akcie wypis aktu notarialnego Repertorium A nr 5663/2011, dokumentującego protokół Nadzwyczajnego Zgromadzenia Wspólników spółki TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie, obejmujący Uchwałę nr 2 w sprawie przyjęcia tekstu jednolitego aktu założycielskiego spółki,---
6) spółka pod firmą TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie nie jest spółką jednoosobową. ----

AKT ZAŁOŻYCIELSKI SPÓŁKI Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ

§ 1.
Zawiązanie Spółki

Stawający w imieniu reprezentowanej spółki zawiązują spółkę z ograniczoną odpowiedzialnością, zwaną dalej „**Spółką**”. ---

§ 2.
Firma i siedziba

1. Spółka działa pod firmą **Robledo spółka z ograniczoną odpowiedzialnością**. ---
2. Spółka może używać skrótu firmy: **Robledo sp. z o.o.** oraz **Robledo spółka z o.o.** ---
3. Siedzibą Spółki jest m.st. Warszawa. ---

§ 3.
Czas trwania Spółki

Czas trwania Spółki jest nieoznaczony. --

§ 4.
Przedmiot działalności Spółki

1. Przedmiotem działalności Spółki jest wszelka zorientowana na zysk działalność gospodarcza w Polsce i za granicą, prowadzona na własny rachunek i w pośrednictwie, w następującym zakresie: --

1) PKD 41.10.Z - Realizacja projektów budowlanych związanych ze wznoszeniem budynków; ---
2) PKD 41.20.Z - Roboty budowlane związane ze wznoszeniem budynków mieszkalnych i niemieszkalnych; --
3) PKD 42.12.Z - Roboty związane z budową dróg szynowych i kolei podziemnej; --
4) PKD 42.13.Z - Roboty związane z budową mostów i tuneli; -----------------
5) PKD 42.21.Z - Roboty związane z budową rurociągów przesyłowych i sieci rozdzielczych; ---
6) PKD 42.22.Z - Roboty związane z budową linii telekomunikacyjnych i elektroenergetycznych; --
7) PKD 42.91.Z - Roboty związane z budową obiektów inżynierii wodnej; ----
8) PKD 42.99.Z - Roboty związane z budową pozostałych obiektów inżynierii lądowej i wodnej, gdzie indziej niesklasyfikowane; --------------------------
9) PKD 43.11.Z - Rozbiórka i burzenie obiektów budowlanych; ---------------
10) PKD 43.12.Z - Przygotowanie terenu pod budowę; ---------------------------
11) PKD 43.13.Z - Wykonywanie wykopów i wierceń geologiczno-inżynierskich; --
12) PKD 43.21.Z - Wykonywanie instalacji elektrycznych; -----------------------
13) PKD 43.22.Z - Wykonywanie instalacji wodno-kanalizacyjnych, cieplnych, gazowych i klimatyzacyjnych; --
14) PKD 43.29.Z - Wykonywanie pozostałych instalacji budowlanych; ---------
15) PKD 43.31.Z - Tynkowanie; ---
16) PKD 43.32.Z - Zakładanie stolarki budowlanej; -------------------------------
17) PKD 43.33.Z - Posadzkarstwo; tapetowanie i oblicowywanie ścian; ---------
18) PKD 43.34.Z - Malowanie i szklenie; ---
19) PKD 43.39.Z - Wykonywanie pozostałych robót budowlanych wykończeniowych; --
20) PKD 43.91.Z - Wykonywanie konstrukcji i pokryć dachowych; -------------
21) PKD 43.99.Z - Pozostałe specjalistyczne roboty budowlane, gdzie indziej niesklasyfikowane; ---
22) PKD 46.90.Z - Sprzedaż hurtowa niewyspecjalizowana; ----------------------
23) PKD 47.19.Z - Pozostała sprzedaż detaliczna prowadzona w niewyspecjalizowanych sklepach; --
24) PKD 58.19 Z - Pozostała działalność wydawnicza;-------------------------------
25) PKD 58.29 Z - Działalność wydawnicza w zakresie pozostałego oprogramowania;---
26) PKD 62.01 Z - Działalność związana z oprogramowaniem;-------------------
27) PKD 62.03.Z - Działalność związana z zarządzaniem urządzeniami informatycznymi; ---
28) PKD 63.11.Z - Przetwarzanie danych; zarządzanie stronami internetowymi (hosting) i podobna działalność; --
29) PKD 63.99.Z - Pozostała działalność usługowa w zakresie informacji, gdzie indziej niesklasyfikowana;--
30) PKD 64.20.Z - Działalność holdingów finansowych; --------------------------
31) PKD 64.91.Z - Leasing finansowy; ---

32) PKD 64.92.Z - Pozostałe formy udzielania kredytów; ------------------------

33) PKD 64.99.Z - Pozostała finansowa działalność usługowa, gdzie indziej niesklasyfikowana, z wyłączeniem ubezpieczeń i funduszów emerytalnych;

34) PKD 66.11.Z - Zarządzanie rynkami finansowymi; ----------------------------

35) PKD 66.12.Z - Działalność maklerska związana z rynkiem papierów wartościowych i towarów giełdowych; --

36) PKD 66.19.Z - Pozostała działalność wspomagająca usługi finansowe, z wyłączeniem ubezpieczeń i funduszów emerytalnych; -----------------------

37) PKD 68.10.Z - Kupno i sprzedaż nieruchomości na własny rachunek; ------

38) PKD 68.20.Z - Wynajem i zarządzanie nieruchomościami własnymi lub dzierżawionymi;---

39) PKD 68.31.Z - Pośrednictwo w obrocie nieruchomościami; ---------------

40) PKD 68.32.Z - Zarządzanie nieruchomościami wykonywane na zlecenie;

41) PKD 70.10.Z - Działalność firm centralnych (head offices) i holdingów, z wyłączeniem holdingów finansowych; --

42) PKD 70.21.Z - Stosunki międzyludzkie (public relations) i komunikacja; --

43) PKD 70.22.Z - Pozostałe doradztwo w zakresie prowadzenia działalności gospodarczej i zarządzania;---

44) PKD 73.11.Z - Działalność agencji reklamowych; ---------------------------

45) PKD 73.12.A - Pośrednictwo w sprzedaży czasu i miejsca na cele reklamowe w radio i telewizji; ---

46) PKD 73.12.B - Pośrednictwo w sprzedaży miejsca na cele reklamowe w mediach drukowanych; --

47) 73.12.C - Pośrednictwo w sprzedaży miejsca na cele reklamowe w mediach elektronicznych (Internet); ---

48) PKD 73.12.D - Pośrednictwo w sprzedaży miejsca na cele reklamowe w pozostałych mediach; --

49) PKD 73.20.Z - Badanie rynku i opinii publicznej; ---------------------------

50) PKD 74.90.Z - Pozostała działalność profesjonalna, naukowa i techniczna, gdzie indziej niesklasyfikowana; ---

51) PKD 81.10.Z - Działalność pomocnicza związana z utrzymaniem porządku w budynkach. --

W powyższym zakresie Spółka prowadzi import i eksport towarów i usług. ------

2. W przypadku, gdy którykolwiek z powyższych rodzajów działalności będzie wymagał zawiadomienia, zgody, koncesji, licencji, potwierdzenia, wpisu, rejestracji lub decyzji w innej formie właściwego organu administracji państwowej, lub też spełnienia jakichkolwiek wymagań określonych przez prawo, Spółka podejmie taką działalność tylko po uzyskaniu takiej decyzji lub po spełnieniu odpowiednich wymagań. ---

3. Spółka działa na terytorium Rzeczypospolitej Polskiej oraz za granicą. -----------

4. Spółka może, w zakresie wspomnianym w punkcie 1 powyżej, otwierać i prowadzić na terytorium Rzeczypospolitej Polskiej oraz za granicą swoje filie, oddziały i przedstawicielstwa oraz inne jednostki organizacyjne.------------------

5. Spółka jest uprawniona do uczestniczenia w innych jednostkach gospodarczych oraz do tworzenia i przystępowania do wszelkich organizacji gospodarczych działających na terytorium Rzeczypospolitej Polskiej oraz za granicą. ------------

§ 5.
Kapitał zakładowy

1. Kapitał zakładowy Spółki wynosi 5.000 zł (pięć tysięcy złotych) i dzieli się na 100 (sto) równych i niepodzielnych udziałów o wartości nominalnej 50 zł (pięćdziesiąt złotych) każdy. --
2. Wspólnicy mogą mieć więcej niż jeden udział. Każdy udział daje prawo do jednego głosu na Zgromadzeniu Wspólników. --
3. Kapitał zakładowy został pokryty w całości gotówką, zaś wszystkie udziały to jest 100 (sto) udziałów o wartości nominalnej 50 zł (pięćdziesiąt złotych) każdy, o łącznej wartości nominalnej 5.000 zł (pięć tysięcy złotych), zostały objęte przez TMF Management Poland spółka z ograniczoną odpowiedzialnością z siedzibą w Warszawie.---
4. Kapitał zakładowy Spółki może zostać podwyższony zarówno przez podwyższenie wartości nominalnej istniejących udziałów, jak i przez utworzenie nowych udziałów.--
5. Nowotworzone udziały mogą być pokrywane wkładami pieniężnymi lub niepieniężnymi. ---
6. Wspólnicy mogą, w drodze podjęcia uchwały o zmianie Aktu Założycielskiego, podwyższyć kapitał zakładowy, przeznaczając na ten cel środki z kapitału zapasowego lub kapitałów (funduszy) rezerwowych utworzonych z zysku Spółki (*podwyższenie kapitału zakładowego ze środków Spółki*). W takim przypadku nowe udziały przysługują wspólnikom w stosunku do ich dotychczasowych udziałów i nie wymagają objęcia. --
7. Podwyższenie kapitału zakładowego powinno być dokonane na mocy odpowiedniej uchwały Zgromadzenia Wspólników. ---------------------------------
8. Podwyższenie kapitału zakładowego do kwoty 15.000.000 zł (piętnaście milionów złotych) na mocy uchwały Wspólników podjętej w okresie do dnia 31 (trzydziestego pierwszego) grudnia 2020 (dwa tysiące dwudziestego) roku, może nastąpić bez zmiany Aktu Założycielskiego. ---

§ 6.
Pożyczki i dopłaty

1. Spółka może zaciągać pożyczki od jej wspólników. ----------------------------------
2. Zgromadzenie Wspólników może zobowiązać Wspólników do dokonania dopłat do Spółki do łącznej wysokości nie większej niż 1.000 (tysiąc) krotność wartości udziałów w chwili podjęcia uchwały w sprawie wniesienia dopłat. ----------------
3. Wysokość i terminy wnoszenia dopłat określi każdorazowo uchwała Zgromadzenia Wspólników. --
4. Zasady i termin zwrotu dopłat określa uchwała Zgromadzenia Wspólników, podjęta zgodnie z przepisami Kodeksu spółek handlowych. -------------------------

§ 7.
Umorzenie udziałów

1. Udziały w kapitale zakładowym Spółki mogą być umarzane z kapitału zakładowego lub z czystego zysku bez obniżenia kapitału zakładowego. Spółka może nabywać własne udziały w celu ich umorzenia. --------------------------------

2. O umorzeniu udziałów decyduje Zgromadzenie Wspólników w formie odpowiedniej uchwały. ---
3. Za zgodą Wspólnika umorzenie udziału może nastąpić bez wynagrodzenia. ------

§ 8.
Dysponowanie zyskiem

1. Zysk netto Spółki może, w całości lub w części, zostać wyłączony od podziału między Wspólników i przeznaczony na cele określone w uchwale Zgromadzenia Wspólników. ---
2. Zgromadzenie Wspólników jest uprawnione do tworzenia i likwidacji kapitałów (funduszy) rezerwowych.--
3. Zgromadzenie Wspólników jest uprawnione do podejmowania decyzji w przedmiocie uzupełniania kapitałów (funduszy) rezerwowych. ----------------------
4. Zarząd jest upoważniony do wypłaty wspólnikom zaliczek na poczet przewidywanej dywidendy za rok obrotowy, jeżeli Spółka posiada środki wystarczające na wypłatę.--
5. Spółka może wypłacić zaliczkę na poczet przewidywanej dywidendy, jeżeli jej zatwierdzone sprawozdanie finansowe za poprzedni rok obrotowy wykazuje zysk. Zaliczka może stanowić najwyżej połowę zysku osiągniętego od końca poprzedniego roku obrotowego, powiększonego o kapitały rezerwowe utworzone z zysku, którymi w celu wypłaty zaliczek może dysponować zarząd oraz pomniejszonego o niepokryte straty i udziały własne. --------------------------------

§ 9.
Organy Spółki

Organami Spółki są: Zgromadzenie Wspólników i Zarząd. --------------------------------

§ 10.
Zgromadzenie Wspólników

1. Zgromadzenia Wspólników odbywają się w siedzibie Spółki lub – za pisemną zgodą wszystkich wspólników – w innych miejscowościach na terytorium Rzeczypospolitej Polskiej.---
2. Zgromadzenie Wspólników może być zwyczajne lub nadzwyczajne. --------------
3. Zwyczajne Zgromadzenie Wspólników zwołuje Zarząd i powinno się ono odbyć w ciągu sześciu miesięcy po zakończeniu każdego roku obrotowego. --------------
4. Nadzwyczajne Zgromadzenie Wspólników zwołuje Zarząd z własnej inicjatywy lub na żądanie wspólników posiadających co najmniej 10% udziałów w kapitale zakładowym. ---
5. Zwołanie Zgromadzenia Wspólników winno nastąpić listami poleconymi lub pocztą kurierską, za pisemnym potwierdzeniem odbioru, z podaniem przyczyn zwołania i proponowanym porządkiem obrad, co najmniej na 14 (czternaście) dni przed terminem Zgromadzenia Wspólników. Zamiast listu poleconego lub przesyłki nadanej pocztą kurierską, zawiadomienie może być wysłane wspólnikowi pocztą elektroniczną, jeżeli uprzednio wyraził na to pisemną zgodę, podając adres, na który zawiadomienie powinno być wysłane. ----------------------

6. Uchwały Zgromadzenia Wspólników lub w przypadkach dopuszczonych przepisami prawa, uchwały Wspólników bez odbycia Zgromadzenia wymagają następujące sprawy: --
   a) zmiana Aktu Założycielskiego, połączenie, podział i przekształcenie Spółki;
   b) rozpatrzenie i zatwierdzenie sprawozdania Zarządu z działalności Spółki, sprawozdania finansowego za ubiegły rok obrotowy oraz udzielanie absolutorium członkom Zarządu z wykonania przez nich obowiązków w roku obrotowym; --
   c) podział zysku, zatrzymanie zysku w Spółce i pokrycie strat; -----------------
   d) podejmowanie decyzji dotyczących roszczeń o naprawienie szkody wyrządzonej przy zawiązywaniu Spółki, sprawowaniu zarządu albo nadzoru; ---
   e) zbycie i wydzierżawienie przedsiębiorstwa Spółki lub zorganizowanej jego części oraz ustanowienie na nich ograniczonego prawa rzeczowego; --------
   f) podwyższenie lub obniżenie kapitału zakładowego; --------------------------
   g) tworzenie, uzupełniania, likwidacja kapitałów (funduszy) rezerwowych, ---
   h) powoływanie i odwoływania biegłego rewidenta do badania sprawozdania finansowego Spółki; ---
   i) powołanie i odwołanie członków Zarządu oraz określenie ich wynagrodzenia;--
   j) powoływanie i odwoływanie pełnomocnika do reprezentowania Spółki w umowach i sporach pomiędzy Spółką a członkami jej Zarządu; -------------
   k) dokonanie i zwrot dopłat; --
   l) decydowanie o umorzeniu udziałów oraz o warunkach takiego umorzenia, -
   m) rozwiązanie lub likwidacja Spółki lub przeniesienie jej siedziby za granicę;
   n) zawarcie przed upływem dwóch lat od dnia zarejestrowania Spółki umowy o nabycie dla Spółki nieruchomości albo udziału w nieruchomości lub środków trwałych za cenę przewyższającą jedną czwartą kapitału zakładowego, nie niższą jednak od 50.000 zł (pięćdziesięciu tysięcy złotych); --
   o) inne sprawy zastrzeżone dla kompetencji Zgromadzenia Wspólników w niniejszym Akcie Założycielskim lub w obowiązujących przepisach prawa.
7. Nie wymagają uchwały Zgromadzenia Wspólników następujące sprawy: ---------
   a) rozporządzenie prawem lub zaciągnięcie zobowiązania do świadczenia o wartości dwukrotnie przewyższającej wysokość kapitału zakładowego, w związku z czym wyłącza się zastosowanie postanowienia art. 230 Kodeksu spółek handlowych, za wyjątkiem sytuacji opisanej w lit „n" ust. 6 niniejszego paragrafu; ---
   b) nabycie i zbycie nieruchomości, użytkowania wieczystego lub udziału w nieruchomości lub użytkowaniu wieczystym, w związku z czym wyłącza się zastosowanie postanowienia art. 228 punkt 4 Kodeksu spółek handlowych za wyjątkiem. ---

§ 11.
Podejmowanie uchwał

1. Zgromadzenie Wspólników jest zdolne do podejmowania wiążących uchwał, jeżeli wszyscy wspólnicy zostali prawidłowo powiadomieni i na Zgromadzeniu jest reprezentowane co najmniej 50% kapitału zakładowego Spółki.---------------
2. Jeżeli Kodeks spółek handlowych nie przewiduje warunków surowszych, uchwały Zgromadzenia zapadają bezwzględną większością głosów oddanych. ---
3. W wypadku, gdy cały kapitał zakładowy Spółki jest reprezentowany na Zgromadzeniu Wspólników, Zgromadzenie uprawnione jest do podjęcia wiążących uchwał również wówczas, gdy nie zostało formalnie zwołane, chyba, że osoby obecne na Zgromadzeniu zgłoszą sprzeciw co do jego odbycia lub co do postawienia poszczególnych spraw na porządku obrad. -----------------------
4. Uchwały wspólników mogą być podejmowane bez odbycia Zgromadzenia, w sytuacji, gdy wszyscy wspólnicy wyrażą zgodę na piśmie na postanowienie, które ma być podjęte albo na pisemne głosowanie, chyba że Kodeks spółek handlowych przewiduje inaczej. --

§ 12.
Zarząd

1. Zarząd prowadzi sprawy Spółki i reprezentuje Spółkę na zewnątrz.----------------
2. Prawo członka Zarządu do prowadzenia spraw Spółki i jej reprezentowania dotyczy wszystkich czynności sądowych i pozasądowych Spółki.------------------
3. Zarząd składa się z jednej do pięciu osób powoływanych i odwoływanych przez Zgromadzenie Wspólników, przy czym członków pierwszego Zarządu powołuje jedyny wspólnik Spółki. Każdy z członków Zarządu będzie powoływany na trzyletnią kadencję, zaś mandat członka Zarządu wygasa podczas Zwyczajnego Zgromadzenia Wspólników zwołanego celem przyjęcia sprawozdania finansowego za ostatni pełny rok obrotowy pełnienia funkcji członka Zarządu Spółki. Członkowie Zarządu mogą być ponownie wybierani na kolejne kadencje.
4. O liczbie osób wchodzących w skład Zarządu decyduje każdorazowo Zgromadzenie Wspólników w uchwale. Zgromadzenie Wspólników może wskazać w uchwale członka Zarządu, który będzie sprawował funkcję Prezesa Zarządu.---
5. Zgromadzenie Wspólników ma prawo do odwołania albo zawieszenia każdego z członków Zarządu w każdym czasie. ---
6. Każdy z członków Zarządu Spółki ma prawo reprezentować Spółkę jednoosobowo. --
7. Zarząd może podejmować uchwały także bez odbywania posiedzenia, w drodze obiegowej. --

§ 13.
Rachunkowość Spółki

1. Rejestry, księgi handlowe oraz dokumenty Spółki będą przechowywane zgodnie ze wszystkimi zasadami i przepisami prawa obowiązującymi w Rzeczypospolitej Polskiej oraz zgodnie z wymogami sztuki zawodowej.------------------------------
2. Rok obrotowy Spółki pokrywa się z rokiem kalendarzowym. ---------------------

3. Pierwszy rok obrotowy Spółki kończy się 31 (trzydziestego pierwszego) grudnia 2012 (dwa tysiące dwunastego) roku. ---
4. Co roku, najpóźniej w terminie trzech miesięcy od zakończenia roku obrotowego, Zarząd sporządza roczne sprawozdanie finansowe, które powinno być podpisane przez wszystkich członków Zarządu. Brak któregokolwiek z tych podpisów powinien być umotywowany. ---

§ 14.

Likwidacja, sprawy różne

1. Rozwiązanie Spółki następuje po przeprowadzeniu postępowania likwidacyjnego. ---

W okresie likwidacji Spółki proces likwidacji jest prowadzony przez likwidatora. Jeżeli Uchwała Zgromadzenia Wspólników nie postanowi inaczej, likwidatorami Spółki będą członkowie Zarządu. ---

Podział majątku pozostałego po zaspokojeniu lub zabezpieczeniu wierzycieli pomiędzy wspólników zostaje przeprowadzony w stosunku do ich udziałów. -----

W sprawach nieuregulowanych postanowieniami niniejszego Aktu Założycielskiego zastosowanie będą miały przepisy Kodeksu spółek handlowych.”---

Poza Aktem Założycielskim, działając zgodnie z treścią § 12 ust. 3 Aktu Założycielskiego, stawający w imieniu reprezentowanej spółki powołują pierwszy jednoosobowy Zarząd Spółki, w skład którego wchodzić będzie Andrzej Dariusz Davis jako członek Zarządu. ---

Koszty tego aktu, w tym podatek od czynności cywilnoprawnych, ponosi Spółka w organizacji, uiszczając je przelewem na rachunek bankowy kancelarii notarialnej prowadzonej przez notariusz Danutę Kosim – Kruszewską i notariusz Magdalenę Witkowską. ---

Wypisy tego aktu należy wydawać Spółce i wspólnikowi w dowolnej liczbie. -------------

Koszty sporządzenia niniejszego aktu wynoszą: ---

a) podatek od czynności cywilnoprawnych na podstawie art. 1 ust. 1 pkt 1 lit. k w związku z ust. 2 pkt 1, art. 6 ust. 9 oraz art. 7 ust. 1 pkt 9 ustawy z dnia 09 września 2000 roku o podatku od czynności cywilnoprawnych /tekst jednolity z 2010 r. Dz. U. Nr 101, poz. 649 z późn./ --- **19,00 złotych,**

to jest 0,5% od kwoty 3.803,00 zł (trzy tysiące osiemset trzy złote) obliczonej po odliczeniu od podstawy opodatkowania określonej zgodnie z art. 6 ust. 1 pkt 8 ustawy z dnia 09 września 2000 roku o podatku od czynności cywilnoprawnych, stanowiącej wartość kapitału zakładowego Spółki w kwocie 5.000,00 zł (pięć tysięcy złotych), łącznej kwoty 1.196,80 zł (tysiąc sto dziewięćdziesiąt sześć złotych i osiemdziesiąt groszy), na którą składają się, zgodnie z art. 6 ust. 9 ustawy z dnia 09 września 2000 roku o podatku od czynności cywilnoprawnych:---

- wynagrodzenie notariusza wraz z podatkiem od towarów i usług w łącznej kwocie 196,80 zł (sto dziewięćdziesiąt sześć złotych i osiemdziesiąt groszy) stosownie do punktu b i c poniżej,---
- opłata sądowa za zarejestrowanie podmiotu w rejestrze przedsiębiorców Krajowego Rejestru Sądowego w kwocie 500,00 zł (pięćset złotych) zgodnie z art. 52 ustawy z dnia 28 lipca 2005 roku o kosztach sądowych w sprawach cywilnych /tekst jednolity z 2010 r. Dz. U. Nr 90, poz. 594 z późn. zm./,---
- opłata za zamieszczenie w Monitorze Sądowym i Gospodarczym ogłoszenia o powyższym wpisie w kwocie 500,00 zł (pięćset złotych) zgodnie z § 8 ust. 1 pkt 1 rozporządzenia Ministra Sprawiedliwości z dnia 15 kwietnia 1996 roku w sprawie organizacji, sposobu wydawania i rozpowszechniania oraz podstawy ustalania ceny numerów Monitora Sądowego i Gospodarczego i wysokości opłat za zamieszczenie w nim ogłoszenia lub obwieszczenia /Dz. U. Nr 45, poz. 204 z późn. zm./, ----------------

b) wynagrodzenie notariusza na podstawie § 3 rozporządzenia Ministra Sprawiedliwości z dnia 28 czerwca 2004 roku w sprawie maksymalnych stawek taksy notarialnej /Dz. U. Nr 148, poz. 1564 z późn. zm./ ----------------------- **160,00 złotych,**
c) podatek od towarów i usług według stawki 23% od wynagrodzenia notariusza na podstawie art. 41 ust. 1 w związku z art. 146a pkt 1 ustawy z dnia 11 marca 2004 roku o podatku od towarów i usług /tekst jednolity z 2011 roku Dz. U. Nr 177, poz. 1054 z późn. zm./-- **36,80 złotego.**

Akt ten został odczytany, przyjęty i podpisany.
Na oryginale właściwe podpisy Stawających i Notariusz Danuty Kosim – Kruszewskiej.
WYPIS ten wydany został Spółce w organizacji.
Zapisano do Repertorium A nr 8103 /2011
Koszty sporządzenia wypisu wynoszą:---
- wynagrodzenie notariusz na podstawie § 12 rozporządzenia Ministra Sprawiedliwości z dnia 28 czerwca 2004 roku w sprawie maksymalnych stawek taksy notarialnej /Dz.U. Nr 148, poz.1564 ze zm./ --54,00 złote,-
- podatek od towarów i usług według stawki 23% od wynagrodzenia notariusz na podstawie art. 41 ust.1 w związku z art.146 a) pkt 1 ustawy z dnia 11 marca 2004 roku o podatku od towarów i usług /tekst jednolity z 2011 r. Dz. U. Nr 177, poz. 1054 z późn. zm./---12,42 złotego.-----

Warszawa, dnia 19 października 2011 roku

DANUTA KOSIM-KRUSZEWSKA NOTARIUSZ W WARSZAWIE

NOTARIUSZ
Danuta Kosim-Kruszewska

DANUTA KOSIM-KRUSZEWSKA NOTARIUSZ W WARSZAWIE